                  EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-2
-----------------------------------------------------------------------------
                             Computational Materials
                             -----------------------

                                  $100,000,000
                                  (Approximate)


                           EQUIVANTAGE HOME EQUITY LOAN
                                  TRUST 1997-2
                                 HOME EQUITY ABS
                             -----------------------

                             COMPUTATIONAL MATERIALS

    INVESTORS MUST READ THIS PAGE BEFORE PROCEEDING TO THE TEXT. This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request.

    These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

    To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

-----------------------------------------------------------------------------

      EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-2 Computational Materials
-----------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS


TRANSACTION HIGHLIGHTS

                                                                        MODIFIED
                                            EXPECTED        AVERAGE     DURATION        PAYMENT
           CLASS SIZE                       RATINGS       LIFE TO 10%     TO 10%     WINDOW TO 10%                PRICE TALK
CLASS(1)   ($ MILLIONS)   CLASS TYPE     (MOODY'S/S&P)      CALL(2)      CALL(2)        CALL (2)     DAY COUNT      (BPS)
--------   -----------    -----------    --------------   -----------   ---------    --------------   ---------   -----------


 A-1           23.80        Fixed           Aaa/AAA       1.04 years    0.97 years      1-24/24 mo.     30/360        +[  ]
 A-2           15.60        Fixed           Aaa/AAA       3.02 years    2.63 years     24-53/30 mo.     30/360        +[  ]
 A-3           11.68        Fixed           Aaa/AAA       6.56 years    5.01 years     53-97/45 mo.     30/360        +[  ]
 A-4            5.68     Fixed Lockout      Aaa/AAA       6.31 years    4.89 years     37-97/61 mo.     30/360        +[  ]
 A-5           43.24       Floating         Aaa/AAA       2.88 years    2.47 years      1-97/97 mo.   Actual/360      +[  ]

Total        $100.00          --              --              --            --               --            --           --


(1) Class A-1 through A-4 are backed by the fixed rate loan pool; Class A-5 is backed by the ARM loan pool.

(2) See "Pricing Prepayment Speed" below.

SELLER AND SERVICER:                   EquiVantage Inc.

SUB-SERVICER:                          Transworld Mortgage Corporation

TRUSTEE:                               Norwest Bank Minnesota, National
                                       Association

MANAGERS:                              MORGAN STANLEY (lead manager),
                                       Prudential Securities (co-manager)

PRICING PREPAYMENT SPEED:

FIXED RATE CERTIFICATES:               All classes are priced at 120% of the
                                       prepayment assumption ("PPM"). 100%
                                       PPM describes prepayments starting at
                                       4.0% CPR in month 1, increasing by
                                       1.455% CPR per month to 20% CPR in
                                       month 12, and remaining at 20% CPR
                                       thereafter.

ADJUSTABLE RATE CERTIFICATE:           Constant 25% CPR.


CREDIT ENHANCEMENT:               FIXED RATE CERTIFICATES                        ARM CERTIFICATES
                                  -----------------------                        -----------------

                                  1. Excess cash.                                1. Excess cash.
                                  2. Overcollateralization initially 0%,         2. Overcollateralization initially 2.11%,
                                     building up to 3.36% of the                    building up to 5.83% of the original
                                     original loan amount.                          loan amount.
                                  3. 100% FGIC surety bond.                      3. 100% FGIC surety bond.


EXPECTED PRICING DATE:                 June 18, 1997.

EXPECTED SETTLEMENT:                   June 27, 1997 through DTC, Euroclear
                                       or CEDEL.

DISTRIBUTION DATES:                    The 25th of each month, beginning
                                       July 25, 1997.

OPTIONAL CALL:                         10% Clean-up call (10% of original
                                       collateral balance amount).

COUPON STEP-UP:                        If the 10% clean-up call option is not
                                       exercised, (i) the Class A-3 and Class
                                       A-4 will increase by 0.50 bps, and
                                       (ii) the Class A-5 spread to LIBOR
                                       will double as an incentive to
                                       exercise.

NET AVAILABLE FUNDS CAP:               The adjustable rate certificates will
                                       be subject to an available funds cap
                                       equal to the weighted average coupon
                                       rate of the adjustable rate home
                                       equity loans less approximately 0.75%
                                       per annum (consisting of the servicing
                                       and surety bond fees) prior to the 6th
                                       payment date, and less approximately
                                       1.50% per annum (consisting of the
                                       servicing and surety bonds fees, and a
                                       0.75% carve-out) thereafter.

TAX STATUS:                            REMIC

ERISA ELIGIBILITY:                     All classes are ERISA eligible.

SMMEA ELIGIBILITY:                     No classes are SMMEA eligible.

-----------------------------------------------------------------------------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-2
                            COMPUTATIONAL MATERIALS
                             COLLATERAL DESCRIPTION

    Collateral statistics are based on a home equity loan pool with a cut-off date of June 1, 1997.

                                        ARM PORTFOLIO                FIXED RATE PORTFOLIO
                                ------------------------------  ------------------------------
Total Outstanding Balance:....  $44,428,130.60                  $57,610,586.54
Number of Loans:..............  502                             907
Average Remaining Balance:....  $88,502.25                      $63,517.74
Interest Rate Index:..........  100.00% 6-month LIBOR           N/A
Loan Type:....................  84.7% 2/28, 15.3% 6-month rate  100% fixed rate reset
Amortization Method:..........  100.00% fully amortizing        64.95% fully amortizing /
                                                                35.05% balloons
WA Gross Coupon:..............  9.98% (range: 7.75%--14.34%)   10.97% (range: 7.25%--15.00%)
WA Gross Margin / WA Life
  Cap:........................  6.82% margin / 16.96% cap       N/A
WA Periodic Interest Rate
  Caps:.......................  1.50%                           N/A
WA Months to Roll:............  19 months                       N/A
Original Weighted Average
  Term:.......................  357 months (range:180--360     250 months (range: 60--360
                                months)                         months)
Remaining Weighted Average
  Term:.......................  354.82 months (range:174--360   248.51 months (range:53--360
                                months)                         months)
Seasoning:....................  2 months (range: 0--14 months)  2 months (range:0--14 months)
Lien Position:................  99.56% first / 0.44% second    95.20% first / 4.80% second
Original CLTV Ratio:..........  80.85% (range: 24.19%--         78.14% (range:15.38%--
                                97.32%)                         112.64%)
Documentation:................  100% full documentation         98.85% full doc, 1.15% limited
                                                                doc.
Property Type:................  94.83% single family, 2.41%     89.46% single family, 5.49%
                                2-4 family, 1.39% condo, 1.37%  manufactured housing, 1.76%
                                other                           2-4 family, 3.29% other
Owner Occupancy:..............  96.71% owner occupied, 3.29%    94.80% owner occupied, 5.13%
                                investor owned                  investor owned, 0.07% second
                                                                home
Loan Purpose:.................  52.05% refinance (cashout),     49.61% refinance (cashout),
                                29.94% debt consolidation,      28.36% debt consolidation,
                                11.16% purchase, 6.85%          11.75% purchase, 10.29%
                                refinance (rate/term)           refinance (rate/term)
Geographic Distribution:......  OH (27.18%), MI (26.11%), TN    OH (19.27%), TN (18.74%), SC
                                (8.89%), IL (6.64%), with all   (8.92%), NC (7.34%), GA
                                remaining states under 5.0%     (7.29%), FL (7.25%), MI
                                                                (6.46%), IN (6.01%), with all
                                                                remaining states under 5.0%

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   EQUIVANTAGE HOME EQUITY LOAN TRUST 1997-2
                            COMPUTATIONAL MATERIALS
                          AVERAGE LIFE SENSITIVITY(1)
                              AVERAGE LIFE (YEARS)
              ASSUMES OPTIONAL 10% CLEAN-UP CALL IS NOT EXERCISED

                                                              PREPAYMENT SCENARIOS(1)
                                                    ----------------------------------------
CLASS                                   SIZE (MM)          I     II    III    IV    V     VI
--------------------------------------  ---------        -----  -----  ----  ----  ----  ----
A-1...................................   $23,800    WAL   9.77   2.07  1.19  1.04  0.88  0.71
A-2...................................   $15,600    WAL  16.10   7.54  3.64  3.02  2.40  1.80
A-3...................................   $11,683    WAL  26.24  15.50  9.35  7.61  5.64  3.57
A-4...................................   $ 5,675    WAL  12.11   8.18  6.81  6.46  6.06  5.51
A-5...................................   $43,242    WAL  21.22   7.57  5.27  3.09  1.78  1.32

                              AVERAGE LIFE (YEARS)
                ASSUMES OPTIONAL 10% CLEAN-UP CALL IS EXERCISED

                                                            PREPAYMENT SCENARIOS(1)
                                                       ------------------------------------
CLASS                                 SIZE (MM)          I     II    III    IV    V     VI
------------------------------------  ---------        -----  -----  ----  ----  ----  ----
A-1.................................   $23,800    WAL   9.77   2.07  1.19  1.04  0.88  0.71
A-2.................................   $15,600    WAL  16.10   7.54  3.64  3.02  2.40  1.80
A-3.................................   $11,683    WAL  26.08  14.65  8.79  6.56  4.80  3.39
A-4.................................   $ 5,675    WAL  12.11   8.18  6.80  6.31  5.20  4.03
A-5.................................   $43,242    WAL  21.13   6.89  4.70  2.88  1.73  1.28

NOTES

    (1) Prepayment scenarios are quoted as a percentage of the prepayment assumption (a 100% prepayment assumption has prepayments starting at 4% CPR in month 1, increasing by 1.455% per month to 20% CPR in month 12, and remaining at 20% CPR thereafter) with regard to the fixed rate group and as a percentage of CPR with regard to the adjustable rate group:

Scenario..............................................    I   II  III   IV    V   VI
Fixed Rate Group......................................    0%  50% 100% 120% 150% 200%
Adjustable Rate Group.................................    0%  12%  18%  25%  32%  40%

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
Fixed Rate
-------------------------------------------------------------------------------

                                              % OF                             WEIGHTED    WEIGHTED
REMAINING         NUMBER OF    AGGREGATE    AGGREGATE   WEIGHTED     AVERAGE    AVERAGE     AVERAGE
PRINCIPAL         MORTGAGE     PRINCIPAL    PRINCIPAL    AVERAGE     CURRENT    STD REM    ORIGINAL
 BALANCE           LOANS        BALANCE      BALANCE     COUPON      BALANCE     TERM        CLTV
---------        ----------  -------------  ---------  ----------  ---------  ---------  ----------
1-25,000                108   2,032,108.39       3.53      11.684      18,816       178      65.394
25,001-50,000           313  12,130,819.57      21.06      11.302      38,757       220      72.700
50,001-75,000           275  16,803,862.18      29.17      11.075      61,105       251      79.360
75,001-100,000          108   9,426,960.44      16.36      10.868      87,287       245      80.445
100,001-125,000          36   3,996,057.50       6.94      10.906     111,002       247      80.669
125,001-150,000          26   3,516,038.53       6.10      10.667     135,232       254      81.609
150,001-175,000           8   1,295,655.48       2.25      10.479     161,957       270      85.565
175,001-200,000          14   2,615,322.06       4.54      10.264     186,809       293      77.673
200,001-225,000           3     622,537.06       1.08      10.224     207,512       300      84.544
225,001-250,000           3     702,234.75       1.22      10.786     234,078       358      82.948
250,001-275,000           2     528,563.85       0.92      10.838     264,282       359      84.333
275,001-300,000           4   1,134,675.48       1.97      10.974     283,669       269      85.029
325,001-350,000           2     665,932.67       1.16      10.098     332,966       269      83.493
350,001-375,000           3   1,102,411.05       1.91      10.494     367,470       259      78.691
425,001-450,000           1     441,407.53       0.77       8.000     441,408       355      80.000
575,001-600,000           1     596,000.00       1.03      11.690     596,000       359      70.950
                 ----------  -------------  ---------  -----------  ---------  --------   ---------
Total:.........         907  57,610,586.54     100.00      10.967      63,518       249      78.143
                 ----------  -------------  ---------  -----------  ---------  --------   ---------
Min: 7,811.08
Max: 596,000.00
Average: 63,517.74

REMAINING        PERCENT     PERCENT     PERCENT
PRINCIPAL        CASHOUT      FULL        OWNER
 BALANCE          REFI         DOC       OCCUPIED
---------       ---------  ---------  -----------
1 -25,000           89.57      99.52        88.23
25,001-50,000       84.88      99.35        89.11
50,001-75,000       81.50      99.30        96.15
75,001-100,000      80.95      98.17        95.41
100,001-125,000     60.96     100.00       100.00
125,001-150,000     72.95     100.00       100.00
150,001-175,000     51.53     100.00        86.51
175,001-200,000     78.33     100.00        93.01
200,001-225,000     33.19     100.00       100.00
225,001-250,000     66.05     100.00       100.00
250,001-275,000    100.00     100.00       100.00
275,001-300,000     50.12      75.32       100.00
325,001-350,000    100.00     100.00       100.00
350,001-375,000     66.12     100.00       100.00
425,001-450,000      0.00     100.00       100.00
575,001-600,000    100.00     100.00       100.00
                 --------  ---------  -----------
Total:.........     77.97      98.85        94.80
                 --------  ---------  -----------

Min: 7,811.08
Max: 596,000.00
Average: 63,517.74






                                            % OF                             WEIGHTED    WEIGHTED
               NUMBER OF     AGGREGATE    AGGREGATE   WEIGHTED     AVERAGE    AVERAGE     AVERAGE
MORTGAGE        MORTGAGE     PRINCIPAL    PRINCIPAL    AVERAGE     CURRENT    STD REM    ORIGINAL
 RATES           LOANS        BALANCE      BALANCE     COUPON      BALANCE     TERM        CLTV
------------   ---------   -------------  ---------  ----------   ---------  ---------  ----------
7.001 -7.500           3      120,802.38       0.21       7.345      40,267        304      68.624
7.501 -8.000           1      441,407.53       0.77       8.000     441,408        355      80.000
8.001 -8.500           3      229,858.72       0.40       8.456      76,620        179      68.671
8.501 -9.000          16    1,523,614.45       2.64       8.879      95,226        220      75.598
9.001 -9.500          50    4,155,264.71       7.21       9.347      83,105        274      77.699
9.501 -10.000        103    7,289,467.34      12.65       9.797      70,772        247      77.719
10.001-10.500        112    7,671,391.20      13.32      10.302      68,495        242      79.970
10.501-11.000        179   12,006,424.17      20.84      10.752      67,075        268      80.228
11.001-11.500        104    6,096,917.20      10.58      11.261      58,624        228      77.627
11.501-12.000        110    6,684,870.39      11.60      11.752      60,772        258      78.728
12.001-12.500         74    4,024,533.79       6.99      12.296      54,386        245      73.858
12.501-13.000         80    3,896,385.51       6.76      12.756      48,705        221      78.101
13.001-13.500         40    2,105,494.09       3.65      13.257      52,637        220      76.092
13.501-14.000         16      656,569.47       1.14      13.717      41,036        203      70.345
14.001-14.500         10      445,906.35       0.77      14.268      44,591        261      78.258
14.501-15.000          6      261,679.24       0.45      14.795      43,613        202      71.698
               ----------  -------------  ---------  -----------  ---------  ---------  -----------
Total:......         907   57,610,586.54     100.00      10.967      63,518        249      78.143
               ----------  -------------  ---------  -----------  ---------  ---------  -----------
Min: 7.25
Max: 15.00
Weighted Average Coupon: 10.97

                PERCENT    PERCENT     PERCENT
MORTGAGE        CASHOUT     FULL        OWNER
  RATES          REFI        DOC      OCCUPIED
------------   ---------  ---------  ----------
7.001 -7.500        0.00     100.00       65.63
7.501 -8.000        0.00     100.00      100.00
8.001 -8.500       23.60     100.00      100.00
8.501 -9.000       54.36     100.00      100.00
9.001 -9.500       64.04     100.00      100.00
9.501 -10.000      63.78     100.00       99.53
10.001-10.500      77.54     100.00       97.36
10.501-11.000      85.13     100.00       94.75
11.001-11.500      81.24      94.10       93.12
11.501-12.000      91.03      97.85       91.81
12.001-12.500      84.41      99.76       83.64
12.501-13.000      92.06     100.00       94.66
13.001-13.500      74.31     100.00       90.84
13.501-14.000      68.43      77.70       98.17
14.001-14.500      57.56     100.00       91.43
14.501-15.000     100.00     100.00       96.01
               ---------  ---------  -----------
Total:......       77.97      98.85       94.80
               ---------  ---------  -----------




 MONTHS
REMAINING                                 % OF                              WEIGHTED     WEIGHTED
   TO      NUMBER OF      AGGREGATE     AGGREGATE   WEIGHTED     AVERAGE     AVERAGE      AVERAGE     PERCENT
SCHEDULED   MORTGAGE      PRINCIPAL     PRINCIPAL    AVERAGE     CURRENT     STD REM     ORIGINAL     CASHOUT
MATURITY     LOANS         BALANCE       BALANCE     COUPON      BALANCE      TERM         CLTV        REFI
---------  ----------  ---------------  ---------  -----------  ---------  -----------  -----------  ---------
1 -60               6       145,270.55      0.25      11.227      24,212          57       67.451       85.05
61-- 120           29       723,301.03      1.26      11.320      24,941         118       59.632       96.51
121-- 180         511    29,455,435.72     51.13      11.093      57,643         178       77.444       78.32
181-- 240         124     6,637,198.01     11.52      10.874      53,526         238       76.954       90.14
241-- 300           1        40,800.00      0.07       9.700      40,800         299       85.000        0.00
301-- 360         236    20,608,581.23     35.77      10.805      87,324         358       80.237       72.99
           ----------  ---------------  ---------  -----------  ---------  -----------  -----------  ---------
Total:...         907    57,610,586.54    100.00      10.967      63,518         249       78.143       77.97
           ----------  ---------------  ---------  -----------  ---------  -----------  -----------  ---------
Min: 53.00
Max: 360.00
Weighted
Average: 248.51

 MONTHS
REMAINING
   TO        PERCENT    PERCENT
SCHEDULED     FULL       OWNER
MATURITY       DOC      OCCUPIED
---------  ---------  -----------
1 -60         100.00       79.20
61-- 120       98.66       86.05
121-- 180      98.06       95.37
181-- 240      98.80       96.29
241-- 300     100.00      100.00
301-- 360     100.00       93.90
           ---------  -----------
Total:...      98.85       94.80
           ---------  -----------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
Fixed Rate
-------------------------------------------------------------------------------

                                                         % OF                                WEIGHTED      WEIGHTED
                        NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
                        MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
PRODUCT TYPE              LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
--------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
Fixed--30 Year......          236      20,608,581.23       35.77       10.805      87,324          358        80.237       72.99
Balloon--15/30......          297      20,193,783.63       35.05       11.130      67,993          178        79.071       72.12
Fixed--15 Year......          215       9,283,374.67       16.11       11.019      43,178          178        73.936       91.63
Fixed--20 Year......          124       6,637,198.01       11.52       10.874      53,526          238        76.954       90.14
Fixed--10 Year......           29         723,301.03        1.26       11.320      24,941          118        59.632       96.51
Fixed--5 Year.......            5         123,547.97        0.21       10.828      24,710           58        63.487      100.00
Fixed--25 Year......            1          40,800.00        0.07        9.700      40,800          299        85.000        0.00
                             ----     --------------     -------      -------     -------  -------------  -----------  ---------
Total:..............          907      57,610,586.54      100.00       10.967      63,518          249        78.143       77.97
                             ----     --------------     -------      -------     -------  -------------  -----------  ---------


                       PERCENT     PERCENT
                        FULL        OWNER
PRODUCT TYPE             DOC      OCCUPIED
--------------------  ---------  -----------
Fixed--30 Year......     100.00       93.90
Balloon--15/30......      97.82       95.12
Fixed--15 Year......      98.59       95.95
Fixed--20 Year......      98.80       96.29
Fixed--10 Year......      98.66       86.05
Fixed--5 Year.......     100.00       75.54
Fixed--25 Year......     100.00      100.00
                        -------     -------
Total:..............      98.85       94.80
                        -------     -------

                                                         % OF                                WEIGHTED      WEIGHTED
                        NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
DISTRIBUTION OF LOAN    MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
  PURPOSE                 LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
--------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
Refinance--
  Cashout...........          521      28,578,925.12       49.61       11.209      54,854          241        75.030      100.00
Debt Consolidation..          222      16,338,498.32       28.36       10.924      73,597          252        80.564      100.00
Purchase............           72       6,767,789.61       11.75       10.679      93,997          261        83.432        0.00
Refinance--Rate
  Term..............           92       5,925,373.49       10.29       10.247      64,406          260        80.444        0.00
                             ----      -------------      ------       ------      ------          ---        ------      ------
Total:..............          907      57,610,586.54      100.00       10.967      63,518          249        78.143       77.97
                             ----      -------------      ------       ------      ------          ---        ------      ------

                       PERCENT     PERCENT
DISTRIBUTION OF LOAN    FULL        OWNER
  PURPOSE                DOC      OCCUPIED
--------------------  ---------  -----------
Refinance--
  Cashout...........      99.00       93.58
Debt Consolidation..      99.43       98.16
Purchase............      95.86       91.17
Refinance--Rate
  Term..............     100.00       95.55
                         ------      ------
Total:..............      98.85       94.80
                         ------      ------

                                                         % OF                                WEIGHTED      WEIGHTED
                        NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
  DISTRIBUTION OF       MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
  OCCUPANCY STATUS        LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
--------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
Owner Occupied......          839      54,613,912.81       94.80       10.932      65,094          248        78.455       78.33
Investment..........           67       2,957,698.23        5.13       11.605      44,145          256        72.595       70.89
Second Home.........            1          38,975.50        0.07       11.600      38,976          177        61.900      100.00
                              ---      -------------      ------       ------      ------          ---        ------      ------
 Total:.............          907      57,610,586.54      100.00       10.967      63,518          249        78.143       77.97
                              ---      -------------      ------       ------      ------          ---        ------      ------


                       PERCENT     PERCENT
  DISTRIBUTION OF       FULL        OWNER
  OCCUPANCY STATUS       DOC      OCCUPIED
--------------------  ---------  -----------
Owner Occupied......      98.79      100.00
Investment..........     100.00        0.00
Second Home.........     100.00        0.00
                         ------      ------
Total:..............      98.85       94.80
                         ------      ------

                                                         % OF                                WEIGHTED      WEIGHTED
                        NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
  DISTRIBUTION OF       MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
  PROPERTY TYPES          LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
--------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
Single Family
  Detached..........          792      51,439,310.25       89.29       10.910      64,949          250        78.493       78.14
Manufactured
  Housing...........           63       3,162,653.04        5.49       11.397      50,201          234        77.861       79.43
2-4 Family..........           20       1,012,721.53        1.76       11.761      50,636          292        72.914       61.08
Blanket Mortgage....            8         682,086.64        1.18       12.039      85,261          249        71.444       88.55
Townhouse...........            6         519,275.61        0.90       10.997      86,546          173        81.658       80.74
PUD.................            6         398,593.87        0.69       10.603      66,432          198        66.251       57.39
Condo...............            8         295,514.89        0.51       11.444      36,939          179        66.120       80.96
Single Family
  Attached..........            4         100,430.71        0.17       11.205      25,108          178        70.780      100.00
                              ---      -------------      ------       ------      ------          ---        ------      ------
Total:..............          907      57,610,586.54      100.00       10.967      63,518          249        78.143       77.97
                              ---      -------------      ------       ------      ------          ---        ------      ------


                              PERCENT     PERCENT
  DISTRIBUTION OF              FULL        OWNER
  PROPERTY TYPES                DOC      OCCUPIED
--------------------         ---------  -----------
Single Family Detached....      98.90         96.87
Manufactured Housing......     100.00         97.91
2-4 Family................     100.00         30.57
Blanket Mortgage..........      86.44         43.21
Townhouse.................     100.00        100.00
PUD.......................     100.00         88.75
Condo.....................     100.00         43.21
Single Family Attached....     100.00         82.62
                               ------        ------
Total:....................      98.85         94.80
                               ------        ------


                                                                                                     % OF
                                                                      NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED
                                                                      MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE
PREPAYMENT PENALTY                                                      LOANS         BALANCE       BALANCE      COUPON
-----------------------------------------------------------------  ---------------  -------------  -----------  -----------
Prepayment Penalty...............................................           487     31,467,962.24      54.62       10.835
No Prepayment Penalty............................................           420     26,142,624.30      45.38       11.126
-----------------------------------------------------------------  ---------------  -------------  -----------  -----------
Total:...........................................................           907     57,610,586.54     100.00       10.967
-----------------------------------------------------------------  ---------------  -------------  -----------  -----------


                                                                                  WEIGHTED      WEIGHTED
                                                                     AVERAGE       AVERAGE       AVERAGE      PERCENT      PERCENT
                                                                     CURRENT       STD REM      ORIGINAL      CASHOUT       FULL
PREPAYMENT PENALTY                                                   BALANCE        TERM          CLTV         REFI          DOC
-----------------------------------------------------------------  -----------  -------------  -----------  -----------  ----------
Prepayment Penalty...............................................      64,616           252        78.052        78.30        98.25
No Prepayment Penalty............................................      62,244           244        78.253        77.57        99.58
-----------------------------------------------------------------  -----------  -------------  -----------  -----------  ----------
Total:...........................................................      63,518           249        78.143        77.97        98.85
-----------------------------------------------------------------  -----------  -------------  -----------  -----------  ----------



                                                                     PERCENT
                                                                      OWNER
PREPAYMENT PENALTY                                                  OCCUPIED
-----------------------------------------------------------------  -----------
Prepayment Penalty...............................................       93.54
No Prepayment Penalty............................................       96.31
-----------------------------------------------------------------  -----------
Total:...........................................................       94.80
-----------------------------------------------------------------  -----------




    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS
OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
Fixed Rate
-------------------------------------------------------------------------------

                                                                         % OF
                                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED
                                          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE
GEOGRAPHICAL DISTRIBUTION (1)               LOANS         BALANCE       BALANCE      COUPON
-------------------------------------  ---------------  ------------  -----------  -----------
Arkansas.............................             4       188,793.42        0.33        8.965
Delaware.............................             2       125,203.79        0.22       10.866
Florida..............................            68     4,177,073.06        7.25       10.552
Georgia..............................            63     4,199,444.49        7.29       10.993
Iowa.................................             5       164,783.50        0.29       11.746
Idaho................................             4       272,687.37        0.47       10.220
Illinois.............................            34     2,332,952.28        4.05       11.519
Indiana..............................            72     3,463,212.63        6.01       10.793
Kentucky.............................            27     1,294,717.73        2.25       10.504
Louisiana............................            47     2,150,766.66        3.73       12.111
Maryland.............................            23     1,991,430.76        3.46       11.072
Michigan.............................            57     3,723,264.63        6.46       11.174
Missouri.............................             1        40,928.30        0.07       15.000
Mississippi..........................            13       468,246.34        0.81       11.891
North Carolina.......................            62     4,230,164.67        7.34       11.184
New Mexico...........................             1        11,990.25        0.02       13.600
Ohio.................................           160     11,104,055.46      19.27       10.583
Oregon...............................             5       800,778.29        1.39       10.064
South Carolina.......................            83     5,138,234.52        8.92       11.017
Tennessee............................           162     10,794,673.95      18.74       11.089
Texas................................             5       157,774.53        0.27       11.298
Utah.................................             3       341,974.16        0.59       11.207
Virginia.............................             2       149,222.58        0.26       11.321
Washington...........................             3       249,813.17        0.43       11.465
Wisconsin............................             1        38,400.00        0.07       14.090
-------------------------------------  ---------------  ------------  -----------  -----------
Total:...............................           907     57,610,586.54     100.00       10.967

                                                        WEIGHTED      WEIGHTED
                                           AVERAGE       AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
                                           CURRENT       STD REM      ORIGINAL      CASHOUT       FULL         OWNER
GEOGRAPHICAL DISTRIBUTION (1)              BALANCE        TERM          CLTV         REFI          DOC       OCCUPIED
-------------------------------------    -----------  -------------  -----------  -----------  -----------  -----------
Arkansas.............................      47,198           350        86.084         0.00       100.00          54.26
Delaware.............................      62,602           306        83.563       100.00       100.00          71.26
Florida..............................      61,428           255        77.556        76.85       100.00          94.71
Georgia..............................      66,658           247        78.996        79.58       100.00          89.29
Iowa.................................      32,957           254        78.163        71.45       100.00         100.00
Idaho................................      68,172           179        78.905       100.00       100.00          81.04
Illinois.............................      68,616           256        78.698        95.88       100.00          91.32
Indiana..............................      48,100           231        78.284        81.80       100.00          96.04
Kentucky.............................      47,953           241        76.169        83.01       100.00          93.29
Louisiana............................      45,761           239        77.343        89.72       100.00          98.14
Maryland.............................      86,584           282        79.880        77.70        96.64          93.84
Michigan.............................      65,320           252        71.566        82.75       100.00          97.45
Missouri.............................      40,928           350        50.000       100.00       100.00         100.00
Mississippi..........................      36,019           193        71.967        88.29       100.00          85.38
North Carolina.......................      68,228           265        79.433        59.51        92.60          90.72
New Mexico...........................      11,990           238        50.000       100.00       100.00           0.00
Ohio.................................      69,400           262        78.852        73.49       100.00          94.87
Oregon...............................     160,156           276        81.743        76.12       100.00         100.00
South Carolina.......................      61,906           241        78.633        74.17        99.10          96.97
Tennessee............................      66,634           232        78.779        83.59        97.84          97.75
Texas................................      31,555           214        63.957        60.66       100.00          83.31
Utah.................................     113,991           179        79.844        51.52       100.00         100.00
Virginia.............................      74,611           161        85.728         0.00       100.00         100.00
Washington...........................      83,271           279        75.197       100.00       100.00         100.00
Wisconsin............................      38,400           179        80.000       100.00       100.00         100.00
-------------------------------------  -----------  -------------  -----------  -----------  -----------    -----------
Total:...............................      63,518           249        78.143        77.97        98.85          94.80

(1) Geographic location generally is determined by location of the related
Mortgaged Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.



                                                                                          % OF
                                                           NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED      AVERAGE
                                                           MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE      CURRENT
CALENDAR YEAR OF ORIGINATION                                 LOANS        BALANCE       BALANCE       COUPON       BALANCE
-------------------------------------------------------  -------------  ------------  ------------  -----------  -----------
1996                                                              45    3,210,682.02          5.57      10.513       71,348
1997                                                             862    54,399,904.52        94.43      10.994       63,109
-------------------------------------------------------  -------------  ------------  ------------  -----------  -----------
Total:.................................................          907    57,610,586.54       100.00      10.967       63,518
-------------------------------------------------------  -------------  ------------  ------------  -----------  -----------


                                                          WEIGHTED     WEIGHTED
                                                           AVERAGE      AVERAGE      PERCENT      PERCENT      PERCENT
                                                           STD REM     ORIGINAL      CASHOUT       FULL         OWNER
CALENDAR YEAR OF ORIGINATION                                TERM         CLTV         REFI          DOC       OCCUPIED
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
1996                                                            266       77.408        69.19       100.00        93.15
1997                                                            247       78.187        78.49        98.79        94.90
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
Total:.................................................         249       78.143        77.97        98.85        94.80
-------------------------------------------------------  -----------  -----------  -----------  -----------  -----------

                                                                                       % OF
                                                        NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED      AVERAGE
                 COMBINED ORIGINAL                      MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE      CURRENT
                LOAN-TO-VALUE RATIOS                      LOANS        BALANCE       BALANCE       COUPON       BALANCE
----------------------------------------------------  -------------  ------------  ------------  -----------  -----------
10.01 -20.00                                                      3     63,272.77          0.11       9.835       21,091
20.01 -30.00                                                      9    258,829.32          0.45      10.570       28,759
30.01 -40.00                                                     19    543,845.09          0.94      11.231       28,623
40.01 -50.00                                                     30  1,036,385.45          1.80      11.117       34,546
50.01 -60.00                                                     49  2,301,210.58          3.99      10.736       46,963
60.01 -70.00                                                    126  7,241,221.64         12.57      10.883       57,470
70.01 -80.00                                                    330  19,765,331.65        34.31      11.221       59,895
80.01 -90.00                                                    338  26,143,959.21        45.38      10.821       77,349
90.01 -100.00                                                     1    102,000.00          0.18      10.640      102,000
100.01 -110.00                                                    1     56,609.90          0.10       9.500       56,610
110.01 -120.00                                                    1     97,920.93          0.17      10.450       97,921
----------------------------------------------------  -------------  ------------  ------------  -----------  -----------
Total:..............................................            907  57,610,586.54       100.00      10.967       63,518
Min:15.38
Max:112.64
Weighted Average:78.14
----------------------------------------------------  -------------  ------------  ------------  -----------  -----------

                                                       WEIGHTED     WEIGHTED
                                                        AVERAGE      AVERAGE     PERCENT     PERCENT      PERCENT
                 COMBINED ORIGINAL                      STD REM     ORIGINAL     CASHOUT      FULL         OWNER
                LOAN-TO-VALUE RATIOS                     TERM         CLTV        REFI         DOC       OCCUPIED
----------------------------------------------------  -----------  -----------  ---------  -----------  -----------
10.01 -20.00                                                 179       17.167      100.00      100.00       100.00
20.01 -30.00                                                 168       27.879      100.00      100.00        85.70
30.01 -40.00                                                 212       36.506       97.27      100.00        96.88
40.01 -50.00                                                 203       46.389       95.47       93.54        92.68
50.01 -60.00                                                 221       55.302       89.52      100.00        89.03
60.01 -70.00                                                 237       66.764       85.20       98.12        89.37
70.01 -80.00                                                 246       77.905       79.32       98.16        92.43
80.01 -90.00                                                 259       86.021       72.56       99.65        98.67
90.01 -100.00                                                359       92.730      100.00      100.00       100.00
100.01 -110.00                                               349      100.710        0.00      100.00       100.00
110.01 -120.00                                               178      112.640      100.00      100.00       100.00
----------------------------------------------------  -----------  -----------  ---------  -----------  -----------
Total:                                                       249       78.143       77.97       98.85        94.80

Min:15.38
Max:112.64
Weighted Average:78.14
----------------------------------------------------  -----------  -----------  ---------  -----------  -----------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
Fixed Rate
-------------------------------------------------------------------------------

ORIGINAL                                               % OF                                WEIGHTED    WEIGHTED
LOAN- TO-           NUMBER OF       AGGREGATE        AGGREGATE       WEIGHTED     AVERAGE    AVERAGE     AVERAGE     PERCENT
  VALUE              MORTGAGE       PRINCIPAL        PRINCIPAL       AVERAGE     CURRENT    STD REM    ORIGINAL     CASHOUT
 RATIOS               LOANS          BALANCE          BALANCE        COUPON      BALANCE     TERM        CLTV        REFI
--------           ------------  ---------------  ---------------  -----------  ---------  ---------  -----------  ---------
0.001-10.000           1            10,000.00           0.02         12.500      10,000        118      78.270      100.00
10.001-20.000         29           607,917.02           1.06         11.775      20,963        183      69.496       93.28
20.001-30.000         44         1,228,259.65           2.13         11.649      27,915        179      67.053      100.00
30.001-40.000         25           872,012.98           1.51         11.325      34,881        200      54.106       93.95
40.001-50.000         36         1,430,442.25           2.48         11.187      39,735        220      52.264       96.71
50.001-60.000         50         2,494,041.22           4.33         10.839      49,881        208      59.303       90.33
60.001-70.000        119         6,961,678.26          12.08         10.811      58,501        239      67.130       84.61
70.001-80.000        303        18,937,844.43          32.87         11.199      62,501        248      77.996       78.62
80.001-90.000        297        24,811,859.90          43.07         10.774      83,542        264      86.090       71.25
90.001-100.000         1           102,000.00           0.18         10.640     102,000        359      92.730      100.00
100.001-110.000        1            56,609.90           0.10          9.500      56,610        349     100.710        0.00
110.001-120.000        1            97,920.93           0.17         10.450      97,921        178     112.640      100.00
--------            ---------  -----------------  --------------  -----------  ---------  ---------  -----------  ---------
Total:...              907       57,610,586.54        100.00         10.967      63,518        249      78.143       77.97
--------            ---------  ---------------  ---------------  -----------  ---------  ---------  -----------  ---------
Min:6.25
Max:112.64
Weighted
  Average:75.99
--------   ------------------  ---------------  ---------------  -----------  ---------  ---------  -----------  ---------

ORIGINAL
LOAN- TO-         PERCENT   PERCENT
  VALUE            FULL      OWNER
 RATIOS            DOC      OCCUPIED
--------        ---------  -----------
0.001-10.000      100.00      100.00
10.001-20.000      90.77      100.00
20.001-30.000      90.82       94.53
30.001-40.000     100.00       98.05
40.001-50.000      95.32       94.70
50.001-60.000     100.00       88.82
60.001-70.000     100.00       88.94
70.001-80.000      98.25       92.23
80.001-90.000      99.63       98.72
90.001-100.000    100.00      100.00
100.001-110.000   100.00      100.00
110.001-120.000   100.00      100.00
---------------   ------      ------
Total:...          98.85       94.80
--------         ---------  -----------
Min:6.25
Max:112.6
Weighted
  Average:75.99
--------         ---------  -----------

                                                % OF                                 WEIGHTED     WEIGHTED
              NUMBER OF      AGGREGATE        AGGREGATE      WEIGHTED     AVERAGE     AVERAGE      AVERAGE     PERCENT     PERCENT
LIEN          MORTGAGE       PRINCIPAL        PRINCIPAL       AVERAGE     CURRENT     STD REM     ORIGINAL     CASHOUT      FULL
  POSITION      LOANS         BALANCE          BALANCE        COUPON      BALANCE      TERM         CLTV        REFI         DOC
-----------  -----------  ---------------  ---------------  -----------  ---------  -----------  -----------  ---------  -----------
1st Lien     826            54,845,270.99            95.20      10.929      66,399         251       78.206       77.00       99.11
2nd Lien     81              2,765,315.55             4.80      11.715      34,140         195       76.896       97.15       93.89
-----------  -----------  ---------------  ---------------  -----------  ---------  -----------  -----------  ---------  -----------
Total:.....  907            57,610,586.54           100.00      10.967      63,518         249       78.143       77.97       98.85
-----------  -----------  ---------------  ---------------  -----------  ---------  -----------  -----------  ---------  -----------


               PERCENT
LIEN            OWNER
  POSITION    OCCUPIED
-----------  -----------
1st Lien          94.64
2nd Lien          97.96
-----------  -----------
Total:.....       94.80
-----------  -----------

                                                    % OF                              WEIGHTED    WEIGHTED
                 NUMBER OF        AGGREGATE      AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE     PERCENT    PERCENT
JUNIOR LOAN       MORTGAGE        PRINCIPAL      PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL     CASHOUT     FULL
  RATIOS           LOANS           BALANCE        BALANCE       COUPON      BALANCE     TERM        CLTV        REFI        DOC
------------  ----------------  --------------  ------------  -----------  ---------  ---------  -----------  ---------  ---------
5.001-10.000        1            10,000.00          0.36      12.500      10,000        118      78.270      100.00     100.00
10.001-15.000       2            21,388.41          0.77      13.425      10,694        156      83.104      100.00     100.00
15.001-20.000      10           216,719.46          7.84      11.794      21,672        188      79.382       89.98     100.00
20.001-25.000      13           238,786.10          8.64      11.884      18,368        187      80.713       91.98      95.94
25.001-30.000      19           505,957.13         18.30      12.098      26,629        176      79.986      100.00      90.83
30.001-35.000       9           259,114.25          9.37      11.757      28,790        188      72.546      100.00     100.00
35.001-40.000       9           314,017.81         11.36      11.868      34,891        170      77.338      100.00      89.50


                     PERCENT
JUNIOR LOAN           OWNER
  RATIOS            OCCUPIED
------------       -----------
5.001-10.000          100.00
10.001-15.000         100.00
15.001-20.000         100.00
20.001-25.000         100.00
25.001-30.000          94.03
30.001-35.000         100.00
35.001-40.000         100.00


                                                    % OF                              WEIGHTED    WEIGHTED
                 NUMBER OF        AGGREGATE      AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE     PERCENT    PERCENT
JUNIOR LOAN       MORTGAGE        PRINCIPAL      PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL     CASHOUT     FULL
  RATIOS           LOANS           BALANCE        BALANCE       COUPON      BALANCE     TERM        CLTV        REFI        DOC
------------  ----------------  --------------  ------------  -----------  ---------  ---------  -----------  ---------  ---------
40.001-45.000          3          187,406.59          6.78      11.722      62,469        184      77.088      100.00     100.00
45.001-50.000          4          189,150.15          6.84      11.006      47,288        218      73.084       79.97      57.80
50.001-55.000          2           68,165.96          2.47      11.050      34,083        178      78.871      100.00     100.00
60.001-65.000          2          313,952.96         11.35      11.419     156,976        177      85.009      100.00     100.00
65.001-70.000          2           39,326.38          1.42      13.081      19,663        199      70.400      100.00     100.00
70.001-75.000          2          177,803.35          6.43      10.753      88,902        329      62.844      100.00     100.00
75.001-80.000          2          186,800.00          6.76      12.009      93,400        218      70.274      100.00     100.00
85.001-90.000          1           36,727.00          1.33      11.140      36,727        240      72.030      100.00     100.00
------------  ---------------  --------------  ------------  -----------  ---------  ---------  -----------  ---------  ---------
Total:......          81        2,765,315.55        100.00      11.715      34,140        195      76.896       97.15      93.89
------------  ----------------  --------------  ------------  -----------  ---------  ---------  -----------  ---------  ---------
Min:7.985
Max:86.416
Weighted
  Average:42.244
----------------

                PERCENT
JUNIOR LOAN      OWNER
  RATIOS       OCCUPIED
------------  -----------
40.001-45.000    100.00
45.001-50.000    100.00
50.001-55.000    100.00
60.001-65.000    100.00
65.001-70.000     33.06
70.001-75.000    100.00
75.001-80.000    100.00
85.001-90.000    100.00
------------  -----------
Total:......      97.96
------------  -----------
Min:7.985
Max:86.416
Weighted
  Average:42.244
------------  -----------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------

                                                     % OF                            WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE      AGGREGATE    WEIGHTED   AVERAGE   AVERAGE    AVERAGE    PERCENT
REMAINING PRINCIPAL   MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CURRENT   STD REM    ORIGINAL   CASHOUT
      BALANCE           LOANS        BALANCE        BALANCE      COUPON    BALANCE     TERM       CLTV      REFI
--------------------  ---------   -------------  -------------  --------   -------   --------   --------   -------
1 -25,000                  8         164,776.44           0.37  11.057     20,597        336     66.003     86.20
25,001 -50,000            86       3,453,562.20           7.77  10.146     40,158        351     75.741     86.03
50,001 -75,000           145       8,884,151.36          20.00   9.912     61,270        350     78.796     85.94
75,001 -100,000          118      10,123,737.51          22.79   9.942     85,794        358     80.569     82.51
100,001 -125,000          57       6,328,760.08          14.24  10.038     111,031       352     81.889     71.77
125,001 -150,000          34       4,629,595.71          10.42   9.943     136,165       358     83.156     79.63
150,001 -175,000          23       3,741,198.94           8.42  10.295     162,661       358     83.678     78.29
175,001 -200,000          10       1,860,172.64           4.19  10.144     186,017       358     83.483     80.61
200,001 -225,000           9       1,913,273.48           4.31   9.783     212,586       358     83.348    100.00
225,001 -250,000           5       1,168,876.35           2.63  10.113     233,775       357     79.829     80.58
250,001 -275,000           1         269,871.34           0.61   9.650     269,871       358     90.000    100.00
275,001 -300,000           2         571,000.00           1.29   8.636     285,500       359     78.831    100.00
300,001 -325,000           1         306,000.00           0.69  10.340     306,000       360     90.000    100.00
325,001 -350,000           3       1,013,154.55           2.28   9.449     337,718       357     81.513     65.86
                         ---      -------------  -------------  --------   -------   --------   --------   -------
Total:..............     502      44,428,130.60         100.00   9.979     88,502        355     80.848     81.99
                         ---      -------------  -------------  --------   -------   --------   --------   -------
Min:6,000.00
Max:345,871.21
Average:88,502.25

                      PERCENT   PERCENT
REMAINING PRINCIPAL    FULL      OWNER
      BALANCE           DOC     OCCUPIED
--------------------  -------   --------
1 -25,000             100.00      46.73
25,001 -50,000        100.00      81.91
50,001 -75,000        100.00      96.10
75,001 -100,000       100.00      98.36
100,001 -125,000      100.00      96.25
125,001 -150,000      100.00     100.00
150,001 -175,000      100.00     100.00
175,001 -200,000      100.00     100.00
200,001 -225,000      100.00     100.00
225,001 -250,000      100.00     100.00
250,001 -275,000      100.00     100.00
275,001 -300,000      100.00     100.00
300,001 -325,000      100.00     100.00
325,001 -350,000      100.00     100.00
                      -------   --------
Total:..............  100.00      96.71
                      -------   --------
Min:6,000.00
Max:345,871.21
Average:88,502.25

                                                     % OF                            WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE      AGGREGATE    WEIGHTED   AVERAGE   AVERAGE    AVERAGE    PERCENT
                      MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CURRENT   STD REM    ORIGINAL   CASHOUT
MORTGAGE RATES          LOANS        BALANCE        BALANCE      COUPON    BALANCE     TERM       CLTV      REFI
--------------------  ---------   -------------  -------------  --------   -------   --------   --------   -------
7.501 -8.000               1         282,000.00           0.63   7.750     282,000       358     75.000    100.00
8.001 -8.500              12       1,079,157.68           2.43   8.477     89,930        343     75.184     89.14
8.501 -9.000              42       3,652,522.05           8.22   8.850     86,965        348     78.693     77.27
9.001 -9.500              95       8,710,784.64          19.61   9.298     91,692        355     80.485     88.31
9.501 -10.000            127      10,816,474.74          24.35   9.820     85,169        354     81.190     78.70
10.001 -10.500           105       9,696,240.55          21.82  10.296     92,345        356     80.582     86.08
10.501 -11.000            71       6,603,611.26          14.86  10.758     93,009        358     82.963     77.94
11.001 -11.500            33       2,449,324.99           5.51  11.281     74,222        355     81.576     72.40
11.501 -12.000            11         748,134.54           1.68  11.804     68,012        357     80.660     87.33
12.001 -12.500             4         236,030.15           0.53  12.390     59,008        352     86.888    100.00
14.001 -14.500             1         153,850.00           0.35  14.340     153,850       360     85.090      0.00
                         ---      -------------  -------------  --------   -------   --------   --------   -------
Total:..............     502      44,428,130.60         100.00   9.979     88,502        355     80.848     81.99
                         ---      -------------  -------------  --------   -------   --------   --------   -------
Min:7.75
Max:14.34
Weighted Average Coupon:9.98

                      PERCENT   PERCENT
                       FULL      OWNER
MORTGAGE RATES          DOC     OCCUPIED
--------------------  -------   --------
7.501 -8.000          100.00     100.00
8.001 -8.500          100.00     100.00
8.501 -9.000          100.00      96.96
9.001 -9.500          100.00      97.97
9.501 -10.000         100.00      97.60
10.001 -10.500        100.00      98.00
10.501 -11.000        100.00      93.24
11.001 -11.500        100.00      92.26
11.501 -12.000        100.00      93.68
12.001 -12.500        100.00      84.13
14.001 -14.500        100.00     100.00
                      -------   --------
Total:..............  100.00      96.71
                      -------   --------
Min:7.75
Max:14.34
Weighted Average Coupon:9.98

                                                     % OF                            WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE      AGGREGATE    WEIGHTED   AVERAGE   AVERAGE    AVERAGE    PERCENT
MONTHS REMAINING TO   MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE    CURRENT   STD REM    ORIGINAL   CASHOUT
 SCHEDULED MATURITY     LOANS        BALANCE        BALANCE      COUPON    BALANCE     TERM       CLTV      REFI
--------------------  ---------   -------------  -------------  --------   -------   --------   --------   -------
121--180                     6       379,836.67           0.85   9.517     63,306        176     78.022     92.65
181--240                     9       459,802.10           1.03   9.407     51,089        237     77.864     50.37
301--360                   487    43,588,491.83          98.11   9.989     89,504        358     80.904     82.23
                           ---    -------------  -------------  --------   -------   --------   --------   -------
Total:..............       502    44,428,130.60         100.00   9.979     88,502        355     80.848     81.99
                           ---    -------------  -------------  --------   -------   --------   --------   -------

                        PERCENT   PERCENT
MONTHS REMAINING TO      FULL      OWNER
 SCHEDULED MATURITY       DOC     OCCUPIED
--------------------    -------   --------
121--180                100.00     100.00
181--240                100.00      70.87
301--360                100.00      96.95
                        ------     ------
Total:..............    100.00      96.71
                        ------     ------
Min:174.00
Max:360.00
Weighted Average:354.82


                                                   % OF                          WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE    AGGREGATE   WEIGHTED   AVERAGE  AVERAGE    AVERAGE    PERCENT
                      MORTGAGE      PRINCIPAL    PRINCIPAL   AVERAGE    CURRENT  STD REM    ORIGINAL   CASHOUT
PRODUCT TYPE            LOANS        BALANCE      BALANCE     COUPON    BALANCE    TERM       CLTV      REFI
--------------------  ---------   -------------  ---------   --------   -------  --------   --------   -------
ARM--2
  Year/6Month.......     446      37,629,688.43    84.70      10.030    84,371     355       80.431     82.49
ARM--6 Month........      56       6,798,442.17    15.30       9.696    121,401    354       83.157     79.25
                         ---      -------------  ---------   --------   -------    ---      --------   -------
Total:..............     502      44,428,130.60   100.00       9.979    88,502     355       80.848     81.99
                         ---      -------------  ---------   --------   -------    ---      --------   -------


                      PERCENT   PERCENT
                       FULL      OWNER
PRODUCT TYPE            DOC     OCCUPIED
--------------------  -------   --------
ARM--2
  Year/6Month.......  100.00      96.12
ARM--6 Month........  100.00     100.00
                      -------   --------
Total:..............  100.00      96.71
                      -------   --------

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION
IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------

                                                   % OF                            WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE    AGGREGATE   WEIGHTED   AVERAGE    AVERAGE    AVERAGE    PERCENT   PERCENT
DISTRIBUTION OF LOAN  MORTGAGE      PRINCIPAL    PRINCIPAL   AVERAGE    CURRENT    STD REM    ORIGINAL   CASHOUT    FULL
  PURPOSE               LOANS        BALANCE      BALANCE     COUPON    BALANCE      TERM       CLTV      REFI       DOC
--------------------  ---------   -------------  ---------   --------   --------   --------   --------   -------   -------
Refinance--Cashout...    269      23,125,149.16    52.05       9.940     85,967      354       79.466    100.00    100.00
Debt
  Consolidation.....     147      13,302,491.15    29.94       9.959     90,493      357       82.124    100.00    100.00
Purchase............      51       4,958,993.06    11.16      10.259     97,235      358       83.159      0.00    100.00
Refinance--Rate
  Term..............      35       3,041,497.23     6.85       9.898     86,900      347       82.010      0.00    100.00
                         ---      -------------  ---------   --------   --------     ---      --------   -------   -------
Total:..............     502      44,428,130.60   100.00       9.979     88,502      355       80.848     81.99    100.00
                         ---      -------------  ---------   --------   --------     ---      --------   -------   -------

                       PERCENT
DISTRIBUTION OF LOAN   OWNER
  PURPOSE             OCCUPIED
--------------------  --------
Refinance--Cashout..   96.82
Debt
  Consolidation.....   98.00
Purchase............   94.52
Refinance--Rate
  Term..............   93.79
                      --------
Total:..............   96.71
                      --------

                                                   % OF                            WEIGHTED   WEIGHTED
                      NUMBER OF     AGGREGATE    AGGREGATE   WEIGHTED   AVERAGE    AVERAGE    AVERAGE    PERCENT   PERCENT
  DISTRIBUTION OF     MORTGAGE      PRINCIPAL    PRINCIPAL   AVERAGE    CURRENT    STD REM    ORIGINAL   CASHOUT    FULL
  OCCUPANCY STATUS      LOANS        BALANCE      BALANCE     COUPON    BALANCE      TERM       CLTV      REFI       DOC
--------------------  ---------   -------------  ---------   --------   --------   --------   --------   -------   -------
Owner Occupied......     472      42,966,224.08    96.71       9.965     91,030      355       81.064     82.45    100.00
Investment..........      30       1,461,906.52     3.29      10.378     48,730      346       74.510     68.49    100.00
                         ---      -------------  ---------   --------   --------     ---      --------   -------   -------
Total:..............     502      44,428,130.60   100.00       9.979     88,502      355       80.848     81.99    100.00
                         ---      -------------  ---------   --------   --------     ---      --------   -------   -------

                       PERCENT
  DISTRIBUTION OF      OWNER
  OCCUPANCY STATUS    OCCUPIED
--------------------  --------
Owner Occupied......   100.00
Investment..........     0.00
                      --------
Total:..............    96.71
                      --------

DISTRIBUTION                                    % OF                                  WEIGHTED     WEIGHTED
     OF        NUMBER OF       AGGREGATE       AGGREGATE      WEIGHTED     AVERAGE     AVERAGE      AVERAGE     PERCENT    PERCENT
  PROPERTY      MORTGAGE       PRINCIPAL       PRINCIPAL       AVERAGE     CURRENT     STD REM     ORIGINAL     CASHOUT     FULL
   TYPES         LOANS          BALANCE         BALANCE        COUPON      BALANCE      TERM         CLTV        REFI        DOC
------------  ------------  ---------------  --------------  -----------  ---------  -----------  -----------  ---------  ---------
Single
  Family
  Detached..  469             42,132,241.80           94.83       9.968      89,834         355        81.046      82.29     100.00
2-4 Family    15               1,070,150.22            2.41      10.384      71,343         352        75.163      94.88     100.00
Condo.......  9                  616,063.40            1.39       9.824      68,451         358        79.972      71.28     100.00
PUD.........  1                  182,750.00            0.41       9.990     182,750         360        85.000       0.00     100.00
Manufactured
  Housing...  3                  176,922.50            0.40      10.179      58,974         356        69.957      51.76     100.00
Townhouse...  3                  167,978.00            0.38      10.109      55,993         358        79.161     100.00     100.00
Single
  Family
  Attached..  2                   82,024.68            0.18      10.636      41,012         357        77.531      50.62     100.00
              ------------  ---------------  --------------  -----------  ---------  -----------       ------  ---------  ---------
Total:......  502             44,428,130.60          100.00       9.979      88,502         355        80.848      81.99     100.00
              ------------  ---------------  --------------  -----------  ---------  -----------       ------  ---------  ---------

DISTRIBUTION
     OF         PERCENT
  PROPERTY       OWNER
   TYPES       OCCUPIED
------------  -----------
Single
  Family
  Detached..       97.33
2-4 Family         74.62
Condo.......      100.00
PUD.........      100.00
Manufactured
  Housing...       85.89
Townhouse...      100.00
Single
  Family
  Attached..       50.62
              -----------
Total:......       96.71
              -----------

                                                       % OF                                   WEIGHTED      WEIGHTED
                       NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED      AVERAGE       AVERAGE       AVERAGE      PERCENT
                       MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE      CURRENT       STD REM      ORIGINAL      CASHOUT
PREPAYMENT PENALTY       LOANS          BALANCE        BALANCE      COUPON       BALANCE        TERM          CLTV         REFI
-------------------  -------------  ---------------  -----------  -----------  -----------  -------------  -----------  -----------
Prepayment
  Penalty..........          340      30,724,598.26       69.16        9.928       90,366           355         80.680       83.42
No Prepayment
  Penalty..........          162      13,703,532.34       30.84       10.091       84,590           354         81.226       78.80
                             ---    ---------------  -----------  -----------  -----------          ---         ------       -----
Total:.............          502      44,428,130.60      100.00        9.979       88,502           355         80.848       81.99
                             ---    ---------------  -----------  -----------  -----------          ---         ------       -----

                       PERCENT     PERCENT
                       FULL        OWNER
PREPAYMENT PENALTY      DOC      OCCUPIED
-------------------  ---------  -----------
Prepayment
  Penalty..........     100.00       96.67
No Prepayment
  Penalty..........     100.00       96.80
                     ---------       -----
Total:.............     100.00       96.71
                     ---------       -----

-----------------------------------------------------------------------------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------



                                                        % OF                                WEIGHTED      WEIGHTED
                       NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
GEOGRAPHICAL           MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
  DISTRIBUTION (1)       LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
-------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
Arkansas...........            1          74,367.72        0.17        8.375      74,368          346         69.440     100.00
Arizona............            1          51,937.45        0.12        9.500      51,937          349         90.000       0.00
Colorado...........            1          51,942.99        0.12        9.000      51,943          357         25.740     100.00
Delaware...........            1          68,000.00        0.15       10.640      68,000          360         80.000     100.00
Florida............           23       1,970,054.16        4.43       10.000      85,655          358         82.293      70.08
Georgia............           14       1,268,578.82        2.86       10.102      90,613          358         82.093      67.50
Iowa...............            2         127,039.11        0.29       10.746      63,520          356         82.140     100.00
Idaho..............            6         624,995.74        1.41       11.014     104,166          358         81.808      58.77
Illinois...........           20       2,949,966.42        6.64       10.205     147,498          358         82.753      84.68
Indiana............           20       1,394,527.28        3.14        9.726      69,726          346         83.404      93.06
Kansas.............            1          37,450.00        0.08       12.140      37,450          360         71.330     100.00
Kentucky...........            8         549,074.46        1.24        9.458      68,634          358         80.281      87.38
Louisiana..........            3         364,921.43        0.82       11.074     121,640          356         76.225      78.08
Maryland...........           11       1,187,543.69        2.67        9.814     107,959          353         82.369      83.09
Michigan...........          122      11,598,078.08       26.11       10.058      95,066          357         79.210      86.12
North Carolina.....           19       1,287,916.26        2.90       10.394      67,785          357         79.330      77.19
Ohio...............          156      12,077,685.21       27.18        9.764      77,421          354         80.397      89.55
Oregon.............            9       1,243,176.63        2.80       10.040     138,131          358         84.915      80.43
South Carolina.....           21       1,709,368.31        3.85       10.205      81,398          342         81.903      48.42
Tennessee..........           44       3,949,769.08        8.89        9.965      89,767          355         84.406      76.00
Texas..............            2         109,602.42        0.25       10.398      54,801          358         77.563       0.00
Utah...............            5         474,266.88        1.07       10.114      94,853          357         75.443      58.18
Virginia...........            3         525,341.36        1.18        8.858     175,114          358         75.385      74.61
Washington.........            5         560,003.22        1.26        9.938     112,001          343         83.558      80.28
Wisconsin..........            4         172,523.88        0.39       10.652      43,131          359         76.510     100.00
                             ---    ---------------  -----------  -----------  ---------          ---         ------  ---------
Total:.............          502      44,428,130.60      100.00        9.979      88,502          355         80.848      81.99
                             ---    ---------------  -----------  -----------  ---------          ---         -----   ---------


                      PERCENT     PERCENT
GEOGRAPHICAL           FULL        OWNER
  DISTRIBUTION (1)      DOC      OCCUPIED
-------------------  ---------  -----------
Arkansas...........     100.00      100.00
Arizona............     100.00      100.00
Colorado...........     100.00      100.00
Delaware...........     100.00      100.00
Florida............     100.00       97.08
Georgia............     100.00       81.29
Iowa...............     100.00      100.00
Idaho..............     100.00       88.57
Illinois...........     100.00      100.00
Indiana............     100.00       97.48
Kansas.............     100.00        0.00
Kentucky...........     100.00      100.00
Louisiana..........     100.00      100.00
Maryland...........     100.00      100.00
Michigan...........     100.00       97.65
North Carolina.....     100.00       94.76
Ohio...............     100.00       97.57
Oregon.............     100.00       90.56
South Carolina.....     100.00       93.51
Tennessee..........     100.00      100.00
Texas..............     100.00      100.00
Utah...............     100.00       83.00
Virginia...........     100.00      100.00
Washington.........     100.00      100.00
Wisconsin..........     100.00       53.32
                     ---------  -----------
Total:.............     100.00       96.71
                     ---------  -----------

(1) Geographic Location is generally determined by location of the related Mortgaged Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.

                                                     % OF                                   WEIGHTED     WEIGHTED
CALENDAR YEAR     NUMBER OF       AGGREGATE        AGGREGATE      WEIGHTED      AVERAGE      AVERAGE      AVERAGE      PERCENT
  OF              MORTGAGE        PRINCIPAL        PRINCIPAL       AVERAGE      CURRENT      STD REM     ORIGINAL      CASHOUT
  ORIGINATION       LOANS          BALANCE          BALANCE        COUPON       BALANCE       TERM         CLTV         REFI
--------------  -------------  ---------------  ---------------  -----------  -----------  -----------  -----------  -----------
1996..........           52       4,527,639.34            10.19       9.983       87,070          348        80.907       77.23
1997..........          450      39,900,491.26            89.81       9.978       88,668          356        80.842       82.53
                      -----    ---------------  ---------------       -----   -----------  -----------       -----        -----
Total:........          502      44,428,130.60           100.00       9.979       88,502          355        80.848       81.99
                      -----    ---------------  ---------------       -----   -----------  -----------       -----        -----


CALENDAR YEAR    PERCENT     PERCENT
  OF              FULL        OWNER
  ORIGINATION      DOC      OCCUPIED
--------------  ---------  -----------
1996..........     100.00       93.99
1997..........     100.00       97.02
                ---------  -----------
Total:........     100.00       96.71
                ---------  -----------

COMBINED
ORIGINAL                                               % OF                                  WEIGHTED    WEIGHTED
LOAN-TO-           NUMBER OF        AGGREGATE        AGGREGATE      WEIGHTED      AVERAGE     AVERAGE     AVERAGE       PERCENT
  VALUE            MORTGAGE         PRINCIPAL        PRINCIPAL       AVERAGE      CURRENT     STD REM    ORIGINAL       CASHOUT
 RATIOS              LOANS           BALANCE          BALANCE        COUPON       BALANCE      TERM        CLTV          REFI
---------      ---------------  ---------------  ---------------  -----------  -----------  ---------  -----------  -----------
20.01- 30.00                 2        81,873.19             0.18       8.909       40,937         356       25.173      100.00
40.01- 50.00                 5       284,771.85             0.64       9.441       56,954         357       45.830      100.00
50.01- 60.00                13       712,345.32             1.60      10.166       54,796         357       57.051      100.00
60.01- 70.00                57     3,927,801.79             8.84       9.996       68,909         353       66.874       92.12
70.01- 80.00               181    15,619,616.18            35.16       9.703       86,296         352       77.878       82.73
80.01- 90.00               240    23,304,647.41            52.45      10.144       97,103         357       86.252       78.96
90.01-100.00                 4       497,074.86             1.12      10.988      124,269         356       94.581       81.94
               ---------------  ---------------  ---------------       -----   -----------  ---------       ------       -----
Total:...                  502    44,428,130.60           100.00       9.979       88,502         355       80.848       81.99
               ---------------  ---------------  ---------------       -----   -----------  ---------       ------       -----

COMBINED
ORIGINAL
LOAN-TO-        PERCENT     PERCENT
  VALUE          FULL        OWNER
 RATIOS           DOC      OCCUPIED
---------      ---------  -----------
20.01- 30.00      100.00      100.00
40.01- 50.00      100.00      100.00
50.01- 60.00      100.00       90.26
60.01- 70.00      100.00       92.56
70.01- 80.00      100.00       94.19
80.01- 90.00      100.00       99.17
90.01-100.00      100.00      100.00
               ---------  -----------
Total:...         100.00       96.71
               ---------  -----------
Min: 24.19
Max: 97.32
Weighted Average: 80.85

-----------------------------------------------------------------------------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO
BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------

                                                           % OF                                WEIGHTED
  ORIGINAL            NUMBER OF         AGGREGATE        AGGREGATE      WEIGHTED     AVERAGE    AVERAGE
  LOAN-TO-            MORTGAGE          PRINCIPAL        PRINCIPAL       AVERAGE     CURRENT    STD REM
VALUE RATIOS            LOANS            BALANCE          BALANCE        COUPON      BALANCE     TERM
------------      -----------------  ---------------  ---------------  -----------  ---------  ---------
 0.001- 10.000                    1         6,000.00             0.01      12.290       6,000        239
10.001- 20.000                    1        25,848.24             0.06      10.160      25,848        235
20.001- 30.000                    3       141,708.25             0.32       9.243      47,236        306
40.001- 50.000                    7       390,126.10             0.88       9.803      55,732        316
50.001- 60.000                   13       712,345.32             1.60      10.166      54,796        357
60.001- 70.000                   56     3,921,801.79             8.83       9.993      70,032        353
70.001- 80.000                  180    15,559,781.12            35.02       9.703      86,443        353
80.001- 90.000                  237    23,173,444.92            52.16      10.141      97,778        357
90.001-100.000                    4       497,074.86             1.12      10.988     124,269        356
                  -----------------  ---------------  ---------------       -----   ---------  ---------
Total:                          502    44,428,130.60           100.00       9.979      88,502        355
                  -----------------  ---------------  ---------------       -----   ---------  ---------
Min: 7.89
Max: 97.32
Weighted
  Average: 80.64

                WEIGHTED
  ORIGINAL       AVERAGE      PERCENT       PERCENT      PERCENT
  LOAN-TO-      ORIGINAL      CASHOUT        FULL         OWNER
VALUE RATIOS      CLTV         REFI           DOC       OCCUPIED
------------   -----------  -----------    ---------   -----------
 0.001- 10.000      67.740      100.00        100.00      100.00
10.001- 20.000      85.000      100.00        100.00      100.00
20.001- 30.000      48.311      100.00        100.00      100.00
40.001- 50.000      55.946      100.00        100.00      100.00
50.001- 60.000      57.051      100.00        100.00       90.26
60.001- 70.000      66.873       92.11        100.00       92.55
70.001- 80.000      77.870       82.67        100.00       94.16
80.001- 90.000      86.267       78.84        100.00       99.17
90.001-100.000      94.581       81.94        100.00      100.00
                    ------       -----     ---------   -----------
Total:              80.848       81.99        100.00       96.71
                    ------       -----     ---------   -----------
Min: 7.89
Max: 97.32
Weighted
  Average: 80.64

                                                    % OF                                WEIGHTED    WEIGHTED
DISTRIBUTION      NUMBER OF       AGGREGATE       AGGREGATE      WEIGHTED     AVERAGE    AVERAGE     AVERAGE
  OF              MORTGAGE         PRINCIPAL       PRINCIPAL       AVERAGE     CURRENT    STD REM    ORIGINAL
  MARGINS          LOANS            BALANCE         BALANCE        COUPON      BALANCE     TERM        CLTV
---------    ----------------  ---------------  --------------  -----------  ---------  ---------  -----------
3.500-3.999                 7       689,848.09            1.55      10.197      98,550        347       82.246
4.000-4.499                 2       169,161.00            0.38       8.807      84,581        271       81.248
4.500-4.999                 2       110,963.33            0.25       8.950      55,482        237       79.282
5.000-5.499                14     1,896,649.00            4.27       8.928     135,475        357       80.089
5.500-5.999                56     4,749,308.65           10.69       9.045      84,809        352       79.891
6.000-6.499                87     7,886,405.44           17.75       9.435      90,648        355       81.195
6.500-6.999               111     9,448,503.26           21.27       9.770      85,122        355       80.537
7.000-7.499                89     7,348,656.23           16.54      10.275      82,569        356       80.825
7.500-7.999                75     7,768,980.84           17.49      10.569     103,586        358       81.472
8.000-8.499                39     3,209,665.35            7.22      11.134      82,299        355       81.769
8.500-8.999                13       754,133.05            1.70      11.710      58,010        358       78.910
9.000-9.499                 6       242,006.36            0.54      11.636      40,334        355       74.740
11.000-11.499               1       153,850.00            0.35      14.340     153,850        360       85.090
             ----------------  ---------------  --------------       -----   ---------  ---------       ------
Total:                    502    44,428,130.60          100.00       9.979      88,502        355       80.848
             ----------------  ---------------  --------------       -----   ---------  ---------       ------

DISTRIBUT        PERCENT     PERCENT       PERCENT
  OF              CASHOUT      FULL         OWNER
  MARGINS          REFI         DOC       OCCUPIED
---------      -----------  ---------    -----------
3.500-3.999         67.10      100.00       100.00
4.000-4.499          0.00      100.00       100.00
4.500-4.999          0.00      100.00         0.00
5.000-5.499         92.97      100.00       100.00
5.500-5.999         81.34      100.00       100.00
6.000-6.499         86.20      100.00        98.88
6.500-6.999         82.65      100.00        95.08
7.000-7.499         85.52      100.00        97.47
7.500-7.999         79.01      100.00        94.62
8.000-8.499         76.05      100.00        96.60
8.500-8.999         95.49      100.00        91.72
9.000-9.499         60.82      100.00        90.77
11.000-11.499        0.00      100.00        100.00
                    -----   ---------    -----------
Total:              81.99      100.00         96.71
                    -----   ---------    -----------
Min: 3.800
Max: 11.350
Weighted
  Average: 6.824


DISTRIBUTION
   OF                                                  % OF                                WEIGHTED
 MAXIMUM          NUMBER OF         AGGREGATE        AGGREGATE      WEIGHTED     AVERAGE    AVERAGE
MORTGAGE           MORTGAGE         PRINCIPAL        PRINCIPAL       AVERAGE     CURRENT    STD REM
  RATES             LOANS            BALANCE          BALANCE        COUPON      BALANCE     TERM
---------      ----------------  ---------------  ---------------  -----------  ---------  ---------
14.501-15.000                 2       373,800.00             0.84       8.644     186,900        358
15.001-15.500                13     1,368,157.68             3.08       8.693     105,243        347
15.501-16.000                43     3,785,912.37             8.52       8.889      88,044        348
16.001-16.500                95     8,531,735.68            19.20       9.305      89,808        355
16.501-17.000               124    10,202,455.83            22.96       9.811      82,278        354
17.001-17.500               106    10,066,918.10            22.66      10.279      94,971        356
17.501-18.000                71     6,603,611.26            14.86      10.758      93,009        358
18.001-18.500                32     2,357,524.99             5.31      11.277      73,673        355
18.501-19.000                11       748,134.54             1.68      11.804      68,012        357
19.001-19.500                 4       236,030.15             0.53      12.390      59,008        352
21.001-21.500                 1       153,850.00             0.35      14.340     153,850        360
               ----------------  ---------------  ---------------       -----   ---------  ---------
Total:                      502    44,428,130.60           100.00       9.979      88,502        355
               ----------------  ---------------  ---------------       -----   ---------  ---------
Min: 14.750
Max: 21.340
Weighted
  Average: 16.962

DISTRIBUTION
   OF           WEIGHTED
 MAXIMUM         AVERAGE      PERCENT         PERCENT        PERCENT
MORTGAGE        ORIGINAL      CASHOUT          FULL           OWNER
  RATES           CLTV         REFI             DOC         OCCUPIED
----------     -----------  -----------      ---------     -----------
14.501-15.000       78.684      100.00          100.00      100.00
15.001-15.500       76.744       91.43          100.00      100.00
15.501-16.000       78.915       74.55          100.00       97.07
16.001-16.500       80.211       88.06          100.00       97.93
16.501-17.000       81.065       82.12          100.00       97.46
17.001-17.500       80.860       83.16          100.00       98.07
17.501-18.000       82.963       77.94          100.00       93.24
18.001-18.500       81.248       71.33          100.00       91.96
18.501-19.000       80.660       87.33          100.00       93.68
19.001-19.500       86.888      100.00          100.00       84.13
21.001-21.500       85.090        0.00          100.00      100.00
                    ------       -----       ---------  -----------
Total:              80.848       81.99          100.00       96.71
                    -----------------------------------------------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------

                                                       % OF                                WEIGHTED      WEIGHTED
 DISTRIBUTION OF      NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
 MINIMUM MORTGAGE     MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
      RATES             LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
3.501-4.000.......            1         100,526.82        0.23       10.000     100,527          353         90.000     100.00
4.501-5.000.......            1         239,997.08        0.54        9.250     239,997          353         78.950     100.00
5.001-5.500.......            1          85,438.29        0.19        9.750      85,438          354         80.000     100.00
5.501-6.000.......            4         466,983.42        1.05       10.101     116,746          353         88.174      50.60
6.001-6.500.......            1         135,667.84        0.31       10.490     135,668          352         85.000     100.00
7.001-7.500.......            2         159,649.62        0.36        9.705      79,825          358         75.010     100.00
8.001-8.500.......           11       1,130,872.07        2.55        9.086     102,807          343         77.987      89.63
8.501-9.000.......           35       3,181,506.42        7.16        8.793      90,900          346         77.653      83.81
9.001-9.500.......           88       7,693,811.63       17.32        9.294      87,430          356         80.351      86.76
9.501-10.000......          120       9,606,624.32       21.62        9.741      80,055          356         80.262      79.69
10.001-10.500.....           98       8,514,024.07       19.16       10.177      86,878          355         79.729      88.54
10.501-11.000.....           75       7,003,427.31       15.76       10.614      93,379          356         82.830      76.51
11.001-11.500.....           44       4,454,553.27       10.03       10.799     101,240          357         83.256      71.39
11.501-12.000.....           15       1,338,898.44        3.01       11.254      89,260          358         83.835      91.22
12.001-12.500.....            4         106,200.00        0.24       11.729      26,550          353         75.744     100.00
12.501-13.000.....            1          56,100.00        0.13       11.540      56,100          359         85.000     100.00
14.001-14.500.....            1         153,850.00        0.35       14.340     153,850          360         85.090       0.00
                            ---    ---------------  -----------  -----------  ---------          ---         ------  ---------
Total:............          502      44,428,130.60      100.00        9.979      88,502          355         80.848      81.99
                            ---    ---------------  -----------  -----------  ---------          ---         ------  ---------
Min:3.800
Max:14.340
Weighted
  Average:9.984
                            ---    ---------------  -----------  -----------  ---------          ---         -----   ---------


 DISTRIBUTION OF     PERCENT     PERCENT
 MINIMUM MORTGAGE     FULL        OWNER
      RATES            DOC      OCCUPIED
------------------  ---------  -----------
3.501-4.000.......     100.00      100.00
4.501-5.000.......     100.00      100.00
5.001-5.500.......     100.00      100.00
5.501-6.000.......     100.00      100.00
6.001-6.500.......     100.00      100.00
7.001-7.500.......     100.00      100.00
8.001-8.500.......     100.00      100.00
8.501-9.000.......     100.00       95.73
9.001-9.500.......     100.00       97.70
9.501-10.000......     100.00       97.30
10.001-10.500.....     100.00       97.72
10.501-11.000.....     100.00       93.62
11.001-11.500.....     100.00       95.74
11.501-12.000.....     100.00       98.33
12.001-12.500.....     100.00       64.74
12.501-13.000.....     100.00      100.00
14.001-14.500.....     100.00      100.00
                    ---------  -----------
Total:............     100.00       96.71
                    ---------  -----------
Min:3.800
Max:14.340
Weighted
  Average:9.984
                    ---------  -----------

                                                       % OF                                WEIGHTED      WEIGHTED
 DISTRIBUTION OF      NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
 NEXT RATE CHANGE     MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
       DATE             LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
1997-09...........            4         405,596.09        0.91        9.346     101,399          336         79.417     100.00
1997-10...........           18       2,253,227.88        5.07        9.389     125,179          354         83.148      67.62
1997-11...........           18       1,983,808.20        4.47        9.658     110,212          359         82.063      76.91
1997-12...........           16       2,155,810.00        4.85       10.118     134,738          354         84.876      89.63
1998-04...........            1          74,367.72        0.17        8.375      74,368          346         69.440     100.00
1998-07...........            1          51,937.45        0.12        9.500      51,937          349         90.000       0.00
1998-10...........            2          95,679.98        0.22       10.996      47,840          352         78.072     100.00
1998-11...........            6         872,925.63        1.96        9.905     145,488          353         86.013      73.57
1998-12...........            4         314,190.76        0.71       11.771      78,548          353         84.375     100.00
1999-01...........           31       2,564,649.55        5.77        9.823      82,731          345         80.355      77.48
1999-02...........           31       2,789,580.55        6.28        9.849      89,986          348         80.121      73.46
1999-03...........          107       9,333,833.01       21.01        9.801      87,232          355         79.138      90.24
1999-04...........          111       8,790,059.06       19.78        9.951      79,190          355         80.357      83.46
1999-05...........           83       6,747,796.22       15.19       10.150      81,299          358         80.638      81.77
1999-06...........           65       5,757,868.50       12.96       10.490      88,583          359         81.644      75.80
1999-07...........            4         236,800.00        0.53       10.100      59,200          360         79.760     100.00
                            ---    ---------------  -----------  -----------  ---------          ---         ------  ---------
Total:............          502      44,428,130.60      100.00        9.979      88,502          355         80.848      81.99
                            ---    ---------------  -----------  -----------  ---------          ---         ------  ---------


 DISTRIBUTION OF     PERCENT     PERCENT
 NEXT RATE CHANGE     FULL        OWNER
       DATE            DOC      OCCUPIED
------------------  ---------  -----------
1997-09...........     100.00      100.00
1997-10...........     100.00      100.00
1997-11...........     100.00      100.00
1997-12...........     100.00      100.00
1998-04...........     100.00      100.00
1998-07...........     100.00      100.00
1998-10...........     100.00       35.18
1998-11...........     100.00      100.00
1998-12...........     100.00       92.06
1999-01...........     100.00       92.78
1999-02...........     100.00      100.00
1999-03...........     100.00       96.29
1999-04...........     100.00       93.06
1999-05...........     100.00       98.04
1999-06...........     100.00       98.25
1999-07...........     100.00      100.00
                    ---------  -----------
Total:............     100.00       96.71
                    ---------  -----------

                                                         % OF                                WEIGHTED      WEIGHTED
                        NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
                        MORTGAGE        PRINCIPAL      PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
LEIN POSITION             LOANS          BALANCE        BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
--------------------  -------------  ---------------  -----------  -----------  ---------  -------------  -----------  ---------
1st Lien............          497      44,231,093.05       99.56        9.977      88,996          355         80.843      81.91
2nd Lien............            5         197,037.55        0.44       10.418      39,408          219         82.031     100.00
                              ---    ---------------  -----------  -----------  ---------          ---         ------  ---------
Total:..............          502      44,428,130.60      100.00        9.979      88,502          355         80.848      81.99
                              ---    ---------------  -----------  -----------  ---------          ---         ------  ---------


                       PERCENT     PERCENT
                        FULL        OWNER
LEIN POSITION            DOC      OCCUPIED
--------------------  ---------  -----------
1st Lien............     100.00       96.69
2nd Lien............     100.00      100.00
                      ---------  -----------
Total:..............     100.00       96.71
                      ---------  -----------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

EQUIVANTAGE 1997-2                                   MORGAN STANLEY DEAN WITTER
ARM
-------------------------------------------------------------------------------
Collateral

                                                             % OF                                WEIGHTED      WEIGHTED
                             NUMBER OF       AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE     PERCENT
                             MORTGAGE        PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL     CASHOUT
JUNOIR LOAN RATIOS             LOANS          BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV        REFI
-----------------------  -----------------  ------------  -----------  -----------  ---------  -------------  -----------  ---------
10.001-15.000..........              1          6,000.00        3.05       12.290       6,000          239         67.740     100.00
20.001-25.000..........              1         25,848.24       13.12       10.160      25,848          235         85.000     100.00
35.001-40.000..........              1         59,835.06       30.37        9.700      59,835          238         79.970     100.00
50.001-55.000..........              2        105,354.25       53.47       10.782      52,677          203         83.287     100.00
                                     -
                                            ------------  -----------  -----------  ---------          ---         ------  ---------
Total:.................              5        197,037.55      100.00       10.418      39,408          219         82.031     100.00
                                   -----    ------------  -----------  -----------  ---------          ---         ------  ---------
Min:11.655
Max:52.968
Weighted Average:42.422

                          PERCENT     PERCENT
                           FULL        OWNER
JUNOIR LOAN RATIOS          DOC      OCCUPIED
-----------------------  ---------  -----------
10.001-15.000..........     100.00      100.00
20.001-25.000..........     100.00      100.00
35.001-40.000..........     100.00      100.00
50.001-55.000..........     100.00      100.00
                         ---------  -----------
Total:.................     100.00      100.00
                         ---------  -----------
Min:11.655
Max:52.968
Weighted Average:42.422

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc., with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-1
-------------------------------------------------------------------------------
Current Balance      $23,800,000.00          Original Balance    $23,800,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              6.6500
-------------------------------------------------------------------------------

CONDITION            GROUP == II         GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
CONDITION               OTHER               OTHER                OTHER                OTHER                OTHER
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
6/25/97                      100                100                  100                  100                  100
6/25/98                       90                 72                   55                   48                   38
6/25/99                       87                 48                   13                    0                    0
6/25/00                       84                 26                    0                    0                    0
6/25/01                       81                  8                    0                    0                    0
6/25/02                       77                  0                    0                    0                    0
6/25/03                       73                  0                    0                    0                    0
6/25/04                       69                  0                    0                    0                    0
6/25/05                       65                  0                    0                    0                    0
6/25/06                       61                  0                    0                    0                    0
6/25/07                       57                  0                    0                    0                    0
6/25/08                       52                  0                    0                    0                    0
6/25/09                       47                  0                    0                    0                    0
6/25/10                       40                  0                    0                    0                    0
6/25/11                       33                  0                    0                    0                    0
4/25/12                        0                  0                    0                    0                    0
6/25/12                        0                  0                    0                    0                    0
6/25/13                        0                  0                    0                    0                    0
6/25/14                        0                  0                    0                    0                    0
6/25/15                        0                  0                    0                    0                    0
6/25/16                        0                  0                    0                    0                    0
6/25/17                        0                  0                    0                    0                    0
6/25/18                        0                  0                    0                    0                    0
6/25/19                        0                  0                    0                    0                    0
6/25/20                        0                  0                    0                    0                    0
6/25/21                        0                  0                    0                    0                    0
6/25/22                        0                  0                    0                    0                    0
6/25/23                        0                  0                    0                    0                    0
6/25/24                        0                  0                    0                    0                    0
6/25/25                        0                  0                    0                    0                    0
6/25/26                        0                  0                    0                    0                    0
5/25/27                        0                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------
AVG LIFE.....               9.77               2.07                 1.19                 1.04                 0.88


CONDITION              GROUP == II
TRIGGER              OPTIONALCALL YES
PREPAY                 PPM 200.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
CONDITION                 OTHER
TRIGGER              OPTIONALCALL YES
PREPAY                  CPR 50.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
6/25/97                       100
6/25/98                        20
6/25/99                         0
6/25/00                         0
6/25/01                         0
6/25/02                         0
6/25/03                         0
6/25/04                         0
6/25/05                         0
6/25/06                         0
6/26/07                         0
6/25/08                         0
6/25/09                         0
6/25/10                         0
6/25/11                         0
4/25/12                         0
6/25/12                         0
6/25/13                         0
6/25/14                         0
6/25/15                         0
6/25/16                         0
6/25/17                         0
6/25/18                         0
6/25/19                         0
6/25/20                         0
6/25/21                         0
6/25/22                         0
6/25/23                         0
6/25/24                         0
6/25/25                         0
6/25/26                         0
5/25/27                         0
-----------------------------------
AVG LIFE....                0.710

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-2
-------------------------------------------------------------------------------
Current Balance      $15,600,000.00          Original Balance    $15,600,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              6.9500
-------------------------------------------------------------------------------

CONDITION            GROUP == II         GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
CONDITION               OTHER               OTHER                OTHER                OTHER                OTHER
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
6/25/97                      100                100                  100                  100                  100
6/25/98                      100                100                  100                  100                  100
6/25/99                      100                100                  100                   99                   71
6/25/00                      100                100                   68                   45                   14
6/25/01                      100                100                   34                   10                    0
6/25/02                      100                 87                    7                    0                    0
6/25/03                      100                 67                    0                    0                    0
6/25/04                      100                 50                    0                    0                    0
6/25/05                      100                 40                    0                    0                    0
6/25/06                      100                 29                    0                    0                    0
6/25/07                      100                 18                    0                    0                    0
6/25/08                      100                  8                    0                    0                    0
6/25/09                      100                  0                    0                    0                    0
6/25/10                      100                  0                    0                    0                    0
6/25/11                      100                  0                    0                    0                    0
6/25/12                       47                  0                    0                    0                    0
6/25/13                       34                  0                    0                    0                    0
6/25/14                       20                  0                    0                    0                    0
6/25/15                       17                  0                    0                    0                    0
6/25/16                       13                  0                    0                    0                    0
6/25/17                        8                  0                    0                    0                    0
6/25/18                        3                  0                    0                    0                    0
1/25/19                        0                  0                    0                    0                    0
6/25/19                        0                  0                    0                    0                    0
6/25/20                        0                  0                    0                    0                    0
6/25/21                        0                  0                    0                    0                    0
6/25/22                        0                  0                    0                    0                    0
6/25/23                        0                  0                    0                    0                    0
6/25/24                        0                  0                    0                    0                    0
6/25/25                        0                  0                    0                    0                    0
6/25/26                        0                  0                    0                    0                    0
5/25/27                        0                  0                    0                    0                    0
-------------------------------------------------------------------------------------------------------------------
AVG LIFE.........           16.1               7.54                 3.64                 3.02                  2.4

CONDITION              GROUP == II
TRIGGER              OPTIONALCALL YES
PREPAY                 PPM 200.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
CONDITION                 OTHER
TRIGGER              OPTIONALCALL YES
PREPAY                  CPR 50.00
                      6 MONTH LIBOR
      INDEX              5.96484
                      1 MONTH LIBOR
                         5.68750
6/25/97                       100
6/25/98                       100
6/25/99                        27
6/25/00                         0
6/25/01                         0
6/25/02                         0
6/25/03                         0
6/25/04                         0
6/25/05                         0
6/25/06                         0
6/25/07                         0
6/25/08                         0
6/25/09                         0
6/25/10                         0
6/25/11                         0
6/25/12                         0
6/25/13                         0
6/25/14                         0
6/25/15                         0
6/25/16                         0
6/25/17                         0
6/25/18                         0
1/25/19                         0
6/25/19                         0
6/25/20                         0
6/25/21                         0
6/25/22                         0
6/25/23                         0
6/25/24                         0
6/25/25                         0
6/25/26                         0
5/25/27                         0
--------------------------------------
AVG LIFE.........             1.8

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-3
-------------------------------------------------------------------------------
Current Balance      $11,683,000.00          Original Balance    $11,683,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              7.3000
-------------------------------------------------------------------------------

CONDITION            GROUP == II         GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
CONDITION               OTHER               OTHER                OTHER                OTHER                OTHER
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
6/25/97                      100                100                  100                  100                  100
6/25/98                      100                100                  100                  100                  100
6/25/99                      100                100                  100                  100                  100
6/25/00                      100                100                  100                  100                  100
6/25/01                      100                100                  100                  100                   74
6/25/02                      100                100                  100                   79                   44
6/25/03                      100                100                   84                   57                    0
6/25/04                      100                100                   66                   42                    0
6/25/05                      100                100                   59                   38                    0
6/25/06                      100                100                   49                    0                    0
6/25/07                      100                100                   39                    0                    0
6/25/08                      100                100                   30                    0                    0
6/25/09                      100                 97                    0                    0                    0
6/25/10                      100                 84                    0                    0                    0
6/25/11                      100                 73                    0                    0                    0
6/25/12                      100                 32                    0                    0                    0
6/25/13                      100                 25                    0                    0                    0
6/25/14                      100                  0                    0                    0                    0
6/25/15                      100                  0                    0                    0                    0
6/25/16                      100                  0                    0                    0                    0
6/25/17                      100                  0                    0                    0                    0
6/25/18                      100                  0                    0                    0                    0
6/25/19                       97                  0                    0                    0                    0
6/25/20                       88                  0                    0                    0                    0
6/25/21                       79                  0                    0                    0                    0
6/25/22                       69                  0                    0                    0                    0
6/25/23                       57                  0                    0                    0                    0
6/25/24                       43                  0                    0                    0                    0
6/25/25                       28                  0                    0                    0                    0
10/25/25                       0                  0                    0                    0                    0
6/25/26                        0                  0                    0                    0                    0
5/25/27                        0                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------
AVG LIFE.........          26.08              14.65                 8.79                 6.56                 4.80

CONDITION              GROUP == II
TRIGGER              OPTIONALCALL YES
PREPAY                 PPM 200.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
CONDITION                 OTHER
TRIGGER              OPTIONALCALL YES
PREPAY                  CPR 50.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
6/25/97                       100
6/25/98                       100
6/25/99                       100
6/25/00                        62
6/25/01                        27
6/25/02                         0
6/25/03                         0
6/25/04                         0
6/25/05                         0
6/25/06                         0
6/25/07                         0
6/25/08                         0
6/25/09                         0
6/25/10                         0
6/25/11                         0
6/25/12                         0
6/25/13                         0
6/25/14                         0
6/25/15                         0
6/25/16                         0
6/25/17                         0
6/25/18                         0
6/25/19                         0
6/25/20                         0
6/25/21                         0
6/25/22                         0
6/25/23                         0
6/25/24                         0
6/25/25                         0
10/25/25                        0
6/25/26                         0
1/25/27                         0
5/25/27                         0
---------------------------------------
AVG LIFE.........            3.39

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-4
-------------------------------------------------------------------------------
Current Balance      $5,675,000.00           Original Balance    $5,675,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              7.0000
-------------------------------------------------------------------------------

CONDITION            GROUP == II         GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                 CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                 5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
CONDITION               OTHER               OTHER                OTHER                OTHER                OTHER
TRIGGER            OPTIONALCALL YES    OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
6/25/97                      100                100                  100                  100                  100
6/25/98                      100                100                  100                  100                  100
6/25/99                      100                100                  100                  100                  100
6/25/00                      100                100                  100                  100                  100
6/25/01                       99                 94                   90                   88                   85
6/25/02                       99                 89                   81                   77                   72
6/25/03                       97                 80                   66                   61                    0
6/25/04                       95                 71                   52                   45                    0
6/25/05                       88                 48                   24                   17                    0
06/25/2006                    80                 32                   11                    0                    0
06/25/2007                    73                 21                    5                    0                    0
06/25/2008                    66                 14                    2                    0                    0
06/25/2009                    58                  9                    0                    0                    0
06/25/2010                    50                  6                    0                    0                    0
06/25/2011                    43                  3                    0                    0                    0
04/25/2012                     0                  0                    0                    0                    0
06/25/2012                     0                  0                    0                    0                    0
06/25/3013                     0                  0                    0                    0                    0
06/25/2014                     0                  0                    0                    0                    0
06/25/2015                     0                  0                    0                    0                    0
06/25/2016                     0                  0                    0                    0                    0
06/25/2017                     0                  0                    0                    0                    0
06/25/2018                     0                  0                    0                    0                    0
06/25/2019                     0                  0                    0                    0                    0
06/26/2020                     0                  0                    0                    0                    0
06/25/2021                     0                  0                    0                    0                    0
06/25/2022                     0                  0                    0                    0                    0
06/25/2023                     0                  0                    0                    0                    0
06/25/2024                     0                  0                    0                    0                    0
06/25/2025                     0                  0                    0                    0                    0
06/25/2026                     0                  0                    0                    0                    0
05/25/2027                     0                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------
AVG LIFE                   12.11               8.18                 6.80                 6.31                 5.20






CONDITION              GROUP == II
TRIGGER              OPTIONALCALL YES
PREPAY                 PPM 200.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
CONDITION                 OTHER
TRIGGER              OPTIONALCALL YES
PREPAY                  CPR 50.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
6/25/97                  100
6/25/98                  100
6/25/99                  100
6/25/00                  100
6/25/01                   79
6/25/02                   61
6/25/03                   37
6/25/04                   18
6/25/05                    6
06/25/2006                 0
06/25/2007                 0
06/25/2008                 0
06/25/2009                 0
06/25/2010                 0
06/25/2011                 0
04/25/2012                 0
06/25/2012                 0
06/25/3013                 0
06/25/2014                 0
06/25/2015                 0
06/25/2016                 0
06/25/2017                 0
06/25/2018                 0
06/25/2019                 0
06/26/2020                 0
06/25/2021                 0
06/25/2022                 0
06/25/2023                 0
06/25/2024                 0
06/25/2025                 0
06/25/2026                 0
05/25/2027                 0
-------------------------------
AVG LIFE                4.03



                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-5
-------------------------------------------------------------------------------
Current Balance     $43,242,000.00    Original Balance   $43,242,000.00
Factor              1.00000000        Delay              0
Payment Frequency   Monthly           Coupon Formula     _1 monthlibor + 0.2300
                                                         (40.0000 Cap, 0.2300
                                                         Floor)
-------------------------------------------------------------------------------

CONDITION                 GROUP == II        GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER                 OPTIONALCALL YES   OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                     CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                          6 MONTH LIBOR      6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                        5.96484            5.96484              5.96484              5.96484              5.96484
                          1 MONTH LIBOR      1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                             5.68750            5.68750              5.68750              5.68750              5.68750
CONDITION                     OTHER              OTHER                OTHER                OTHER                OTHER
TRIGGER                 OPTIONALCALL YES   OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES     OPTIONALCALL YES
PREPAY                      CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                          6 MONTH LIBOR      6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                        5.96484            5.96484              5.96484              5.96484              5.96484
                          1 MONTH LIBOR      1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                             5.68750            5.68750              5.68750              5.68750              5.68750
6/25/97                           100                100                  100                  100                  100
6/25/98                            96                 86                   81                   71                   56
6/25/99                            95                 76                   67                   51                   30
6/25/00                            95                 67                   56                   37                   19
6/25/01                            94                 60                   46                   27                   11
6/25/02                            94                 53                   38                   20                    7
6/25/03                            93                 47                   32                   15                    4
6/25/04                            92                 41                   27                   11                    2
6/25/05                            91                 36                   23                    8                    1
6/25/06                            91                 32                   19                    6                    0
6/25/07                            90                 29                   16                    4                    0
6/25/08                            88                 26                   14                    3                    0
6/25/09                            87                 23                   11                    2                    0
6/25/10                            86                 20                   10                    1                    0
6/25/11                            84                 18                    8                    1                    0
6/25/12                            82                 16                    7                    0                    0
6/25/13                            80                 14                    5                    0                    0
6/25/14                            77                  0                    4                    0                    0
6/25/15                            74                  0                    3                    0                    0
6/25/16                            71                  0                    2                    0                    0
6/25/17                            67                  0                    2                    0                    0
6/25/18                            63                  0                    1                    0                    0
6/25/19                            59                  0                    1                    0                    0
6/25/20                            53                  0                    0                    0                    0
6/25/21                            47                  0                    0                    0                    0
6/25/22                            40                  0                    0                    0                    0
6/25/23                            33                  0                    0                    0                    0
6/25/24                            25                  0                    0                    0                    0
6/25/25                            17                  0                    0                    0                    0
10/25/25                            0                  0                    0                    0                    0
6/25/26                             0                  0                    0                    0                    0
5/25/27                             0                  0                    0                    0                    0
AVG LIFE...............  ---------------           -----                -----                -----                -----
                                21.13               6.89                 4.70                 3.09                 1.78

CONDITION                    GROUP == II
TRIGGER                    OPTIONALCALL YES
PREPAY                        PPM 200.00
                            6 MONTH LIBOR
INDEX                          5.96484
                            1 MONTH LIBOR
                               5.68750
CONDITION                       OTHER
TRIGGER                    OPTIONALCALL YES
PREPAY                        CPR 50.00
                            6 MONTH LIBOR
INDEX                          5.96484
                            1 MONTH LIBOR
                               5.68750
6/25/97                             100
6/25/98                              46
6/25/99                              19
6/25/00                              11
6/25/01                               5
6/25/02                               0
6/25/03                               0
6/25/04                               0
6/25/05                               0
6/25/06                               0
6/25/07                               0
6/25/08                               0
6/25/09                               0
6/25/10                               0
6/25/11                               0
6/25/12                               0
6/25/13                               0
6/25/14                               0
6/25/15                               0
6/25/16                               0
6/25/17                               0
6/25/18                               0
6/25/19                               0
6/25/20                               0
6/25/21                               0
6/25/22                               0
6/25/23                               0
6/25/24                               0
6/25/25                               0
10/25/25                              0
6/25/26                               0
1/25/27                               0
5/25/27                               0
AVG LIFE...............           -----
                                   1.28

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-1
-------------------------------------------------------------------------------
Current Balance      $23,800,000.00          Original Balance    $23,800,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              6.6500
-------------------------------------------------------------------------------



CONDITION          GROUP == II                GROUP == II                GROUP == II                GROUP == II
TRIGGER          OPTIONALCALL NO            OPTIONALCALL NO           OPTIONALCALL NO            OPTIONALCALL NO
PREPAY               CPR 0.00                   PPM 50.00                 PPM 100.00                 PPM 120.00
INDEX          6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484     6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
               1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750     1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION              OTHER                      OTHER                      OTHER                      OTHER
TRIGGER           OPTIONALCALL NO            OPTIONALCALL NO            OPTIONALCALL NO            OPTIONALCALL NO
PREPAY                CPR 0.00                   CPR 10.00                  CPR 15.00                  CPR 25.00
INDEX          6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484     6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
               1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750     1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                     100                        100                        100                        100
6/25/98                     90                         72                          55                         48
6/25/99                     87                         48                          13                          0
6/25/00                     84                         26                           0                          0
6/25/01                     81                          8                           0                          0
6/25/02                     77                          0                           0                          0
6/25/03                     73                          0                           0                          0
6/25/04                     69                          0                           0                          0
6/25/05                     65                          0                           0                          0
6/25/06                     61                          0                           0                          0
6/25/07                     57                          0                           0                          0
6/25/08                     52                          0                           0                          0
6/25/09                     47                          0                           0                          0
6/25/10                     40                          0                           0                          0
6/25/11                     33                          0                           0                          0
4/25/12                      0                          0                           0                          0
6/25/12                      0                          0                           0                          0
6/25/13                      0                          0                           0                          0
6/25/14                      0                          0                           0                          0
6/25/15                      0                          0                           0                          0
6/25/16                      0                          0                           0                          0
6/25/17                      0                          0                           0                          0
6/25/18                      0                          0                           0                          0
6/25/19                      0                          0                           0                          0
6/25/20                      0                          0                           0                          0
6/25/21                      0                          0                           0                          0
6/25/22                      0                          0                           0                          0
6/25/23                      0                          0                           0                          0
6/25/24                      0                          0                           0                          0
6/25/25                      0                          0                           0                          0
6/25/26                      0                          0                           0                          0
5/25/27                      0                          0                           0                          0
--------------------------------------------------------------------------------------------------------------------
Avg Life                  9.77                       2.07                        1.19                       1.04

CONDITION          GROUP == II                GROUP == II
TRIGGER         OPTIONALCALL NO            OPTIONALCALL NO
PREPAY              PPM 150.00                 PPM 200.00
INDEX         6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION             OTHER                      OTHER
TRIGGER          OPTIONALCALL NO            OPTIONALCALL NO
PREPAY              CPR 40.00                  CPR 50.00
INDEX         6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                   100                        100
6/25/98                    38                         20
6/25/99                     0                          0
6/25/00                     0                          0
6/25/01                     0                          0
6/25/02                     0                          0
6/25/03                     0                          0
6/25/04                     0                          0
6/25/05                     0                          0
6/25/06                     0                          0
6/25/07                     0                          0
6/25/08                     0                          0
6/25/09                     0                          0
6/25/10                     0                          0
6/25/11                     0                          0
4/25/12                     0                          0
6/25/12                     0                          0
6/25/13                     0                          0
6/25/14                     0                          0
6/25/15                     0                          0
6/25/16                     0                          0
6/25/17                     0                          0
6/25/18                     0                          0
6/25/19                     0                          0
6/25/20                     0                          0
6/25/21                     0                          0
6/25/22                     0                          0
6/25/23                     0                          0
6/25/24                     0                          0
6/25/25                     0                          0
6/25/26                     0                          0
5/25/27                     0                          0
------------------------------------------------------------------
Avg Life                 0.88                       0.71

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-2
-------------------------------------------------------------------------------
Current Balance      $15,600,000.00          Original Balance    $15,600,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              6.9500
-------------------------------------------------------------------------------


CONDITION           GROUP == II                GROUP == II               GROUP == II                GROUP == II
 TRIGGER         OPTIONALCALL NO            OPTIONALCALL NO           OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY             CPR 0.00                   PPM 50.00                 PPM 100.00                 PPM 120.00
 INDEX        6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
             1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750       1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION              OTHER                      OTHER                     OTHER                      OTHER
 TRIGGER         OPTIONALCALL NO            OPTIONALCALL NO           OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY             CPR 0.00                   CPR 10.00                  CPR 15.00                  CPR 25.00
 INDEX        6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                       100                        100                      100                      100
6/25/98                       100                        100                      100                      100
6/25/99                       100                        100                      100                       99
6/25/00                       100                        100                       68                       45
6/25/01                       100                        100                       34                       10
6/25/02                       100                         87                        7                        0
6/25/03                       100                         67                        0                        0
6/25/04                       100                         50                        0                        0
6/25/05                       100                         40                        0                        0
6/25/06                       100                         29                        0                        0
6/25/07                       100                         18                        0                        0
6/25/08                       100                          8                        0                        0
6/25/09                       100                          0                        0                        0
6/25/10                       100                          0                        0                        0
6/25/11                       100                          0                        0                        0
6/25/12                        47                          0                        0                        0
6/25/13                        34                          0                        0                        0
6/25/14                        20                          0                        0                        0
6/25/15                        17                          0                        0                        0
6/25/16                        13                          0                        0                        0
6/25/17                         8                          0                        0                        0
6/25/18                         3                          0                        0                        0
1/25/19                         0                          0                        0                        0
6/25/19                         0                          0                        0                        0
6/25/20                         0                          0                        0                        0
6/25/21                         0                          0                        0                        0
6/25/22                         0                          0                        0                        0
6/25/23                         0                          0                        0                        0
6/25/24                         0                          0                        0                        0
6/25/25                         0                          0                        0                        0
6/25/26                         0                          0                        0                        0
5/25/27                         0                          0                        0                        0
-------------------------------------------------------------------------------------------------------------------
Avg Life                     16.1                       7.54                     3.64                     3.02

CONDITION           GROUP == II                GROUP == II
 TRIGGER         OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY            PPM 150.00                 PPM 200.00
 INDEX        6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION              OTHER                      OTHER
 TRIGGER         OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY             CPR 40.00                  CPR 50.00
 INDEX        6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                   100                        100
6/25/98                   100                        100
6/25/99                    71                         27
6/25/00                    14                          0
6/25/01                     0                          0
6/25/02                     0                          0
6/25/03                     0                          0
6/25/04                     0                          0
6/25/05                     0                          0
6/25/06                     0                          0
6/25/07                     0                          0
6/25/08                     0                          0
6/25/09                     0                          0
6/25/10                     0                          0
6/25/11                     0                          0
6/25/12                     0                          0
6/25/13                     0                          0
6/25/14                     0                          0
6/25/15                     0                          0
6/25/16                     0                          0
6/25/17                     0                          0
6/25/18                     0                          0
1/25/19                     0                          0
6/25/19                     0                          0
6/25/20                     0                          0
6/25/21                     0                          0
6/25/22                     0                          0
6/25/23                     0                          0
6/25/24                     0                          0
6/25/25                     0                          0
6/25/26                     0                          0
5/25/27                     0                          0
----------------------------------------------------------------
Avg Life                  2.4                        1.8


                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-3
-------------------------------------------------------------------------------
Current Balance      $11,683,000.00          Original Balance    $11,683,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              7.3000
-------------------------------------------------------------------------------



  CONDITION       GROUP == II             GROUP == II              GROUP == II               GROUP == II
   TRIGGER      OPTIONALCALL NO         OPTIONALCALL NO           OPTIONALCALL NO          OPTIONALCALL NO
    PREPAY          CPR 0.00                 PPM 50.00               PPM 100.00               PPM 120.00
    INDEX     6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484     6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750     1 MONTH LIBOR 5.68750
  CONDITION           OTHER                    OTHER                    OTHER                    OTHER
   TRIGGER      OPTIONALCALL NO            OPTIONALCALL NO         OPTIONALCALL NO          OPTIONALCALL NO
    PREPAY          CPR 0.00                  CPR 10.00               CPR 15.00                 CPR 25.00
    INDEX     6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484     6 MONTH LIBOR 5.96484
              1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750     1 MONTH LIBOR 5.68750
6/25/97                   100                        100                          100                  100
6/25/98                   100                        100                          100                  100
6/25/99                   100                        100                          100                  100
6/25/00                   100                        100                          100                  100
6/25/01                   100                        100                          100                  100
6/25/02                   100                        100                          100                   79
6/25/03                   100                        100                           84                   57
6/25/04                   100                        100                           66                   42
6/25/05                   100                        100                           59                   38
6/25/06                   100                        100                           49                   30
6/25/07                   100                        100                           39                   22
6/25/08                   100                        100                           30                   15
6/25/09                   100                         97                           22                   10
6/25/10                   100                         84                           16                    6
6/25/11                   100                         73                           11                    3
6/25/12                   100                         32                            2                    0
6/25/13                   100                         25                            0                    0
6/25/14                   100                         19                            0                    0
6/25/15                   100                         15                            0                    0
6/25/16                   100                         13                            0                    0
6/25/17                   100                         10                            0                    0
6/25/18                   100                          8                            0                    0
6/25/19                    97                          6                            0                    0
6/25/20                    88                          4                            0                    0
6/25/21                    79                          2                            0                    0
6/25/22                    69                          1                            0                    0
6/25/23                    57                          0                            0                    0
6/25/24                    43                          0                            0                    0
6/25/25                    28                          0                            0                    0
6/25/26                    11                          0                            0                    0
1/25/27                     0                          0                            0                    0
5/25/27                     0                          0                            0                    0
----------------------------------------------------------------------------------------------------------------
AVG LIFE                26.24                      15.50                         9.35                 7.61

  CONDITION          GROUP == II               GROUP == II
   TRIGGER         OPTIONALCALL NO           OPTIONALCALL NO
   PREPAY             PPM 150.00                PPM 200.00
    INDEX        6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484
                 1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750
                        OTHER                    OTHER
  CONDITION         OPTIONALCALL NO           OPTIONALCALL NO
   TRIGGER            CPR 40.00                CPR 50.00
   PREPAY        6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484
   INDEX         1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750
6/25/97                          100                      100
6/25/98                          100                      100
6/25/99                          100                      100
6/25/00                          100                       62
6/25/01                           74                       27
6/25/02                           44                        7
6/25/03                           28                        2
6/25/04                           18                        1
6/25/05                           18                        1
6/25/06                           13                        0
6/25/07                            8                        0
6/25/08                            4                        0
6/25/09                            1                        0
6/25/10                            0                        0
6/25/11                            0                        0
6/25/12                            0                        0
6/25/13                            0                        0
6/25/14                            0                        0
6/25/15                            0                        0
6/25/16                            0                        0
6/25/17                            0                        0
6/25/18                            0                        0
6/25/19                            0                        0
6/25/20                            0                        0
6/25/21                            0                        0
6/25/22                            0                        0
6/25/23                            0                        0
6/25/24                            0                        0
6/25/25                            0                        0
6/25/26                            0                        0
1/25/27                            0                        0
5/25/27                            0                        0
----------------------------------------------------------------
AVG LIFE                         5.64                    3.57


                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-4
-------------------------------------------------------------------------------
Current Balance      $5,675,000.00           Original Balance    $5,675,000.00
Factor               1.00000000              Delay               24
Payment Frequency    Monthly                 Coupon              7.0000
-------------------------------------------------------------------------------



CONDITION             GROUP == II                GROUP == II             GROUP == II                GROUP == II
 TRIGGER           OPTIONALCALL NO            OPTIONALCALL NO         OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY               CPR 0.00                   PPM 50.00               PPM 100.00                 PPM 120.00
 INDEX          6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
                1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION                OTHER                      OTHER                   OTHER                      OTHER
 TRIGGER           OPTIONALCALL NO            OPTIONALCALL NO         OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY               CPR 0.00                   CPR 10.00                CPR 15.00                  CPR 25.00
 INDEX          6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484    6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
                1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750    1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                 100                        100                          100                        100
6/25/98                 100                        100                          100                        100
6/25/99                 100                        100                          100                        100
6/25/00                 100                        100                          100                        100
6/25/01                  99                         94                           90                         88
6/25/02                  99                         89                           81                         77
6/25/03                  97                         80                           66                         61
6/25/04                  95                         71                           52                         45
6/25/05                  88                         48                           24                         17
6/25/06                  80                         32                           11                          6
6/25/07                  73                         21                            5                          2
6/25/08                  66                         14                            2                          1
6/25/09                  58                          9                            1                          0
6/25/10                  50                          6                            0                          0
6/25/11                  43                          3                            0                          0
4/25/12                   0                          0                            0                          0
6/25/12                   0                          0                            0                          0
6/25/13                   0                          0                            0                          0
6/25/14                   0                          0                            0                          0
6/25/15                   0                          0                            0                          0
6/25/16                   0                          0                            0                          0
6/25/17                   0                          0                            0                          0
6/25/18                   0                          0                            0                          0
6/25/19                   0                          0                            0                          0
6/25/20                   0                          0                            0                          0
6/25/21                   0                          0                            0                          0
6/25/22                   0                          0                            0                          0
6/25/23                   0                          0                            0                          0
6/25/24                   0                          0                            0                          0
6/25/25                   0                          0                            0                          0
6/25/26                   0                          0                            0                          0
5/25/27                   0                          0                            0                          0
-------------------------------------------------------------------------------------------------------------------
Avg Life              12.11                       8.18                          6.81                      6.46

CONDITION            GROUP == II                GROUP == II
 TRIGGER          OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY             PPM 150.00                 PPM 200.00
 INDEX         6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
               1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
CONDITION               OTHER                      OTHER
 TRIGGER          OPTIONALCALL NO            OPTIONALCALL NO
 PREPAY              CPR 40.00                  CPR 50.00
 INDEX         6 MONTH LIBOR 5.96484      6 MONTH LIBOR 5.96484
               1 MONTH LIBOR 5.68750      1 MONTH LIBOR 5.68750
6/25/97                         100                        100
6/25/98                         100                        100
6/25/99                         100                        100
6/25/00                         100                        100
6/25/01                          85                         79
6/25/02                          72                         61
6/25/03                          52                         37
6/25/04                          34                         18
6/25/05                          10                          6
6/25/06                           2                          0
6/25/07                           0                          0
6/25/08                           0                          0
6/25/09                           0                          0
6/25/10                           0                          0
6/25/11                           0                          0
4/25/12                           0                          0
6/25/12                           0                          0
6/25/13                           0                          0
6/25/14                           0                          0
6/25/15                           0                          0
6/25/16                           0                          0
6/25/17                           0                          0
6/25/18                           0                          0
6/25/19                           0                          0
6/25/20                           0                          0
6/25/21                           0                          0
6/25/22                           0                          0
6/25/23                           0                          0
6/25/24                           0                          0
6/25/25                           0                          0
6/25/26                           0                          0
5/25/27                           0                          0
-------------------------------------------------------------------
Avg Life                       6.06                       5.51


                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------
EquiVantage Home Equity Loan Trust Home Equity Loan ABS Series 1997-2 (Surety Structure with Tranches 1, 3, 6 years) Class A-5
-------------------------------------------------------------------------------
Current Balance     $43,242,000.00    Original Balance   $43,242,000.00
Factor              1.00000000        Delay              0
Payment Frequency   Monthly           Coupon Formula     _1monthlibor + 0.2300
                                                         (40.0000 Cap. 0.2300
                                                         Floor)
-------------------------------------------------------------------------------

CONDITION            GROUP == II         GROUP == II          GROUP == II          GROUP == II          GROUP == II
TRIGGER            OPTIONALCALL NO     OPTIONALCALL NO      OPTIONALCALL NO      OPTIONALCALL NO      OPTIONALCALL NO
PREPAY                 CPR 0.00           PPM 50.00           PPM 100.00           PPM 120.00           PPM 150.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
CONDITION               OTHER               OTHER                OTHER                OTHER                OTHER
TRIGGER            OPTIONALCALL NO     OPTIONALCALL NO      OPTIONALCALL NO      OPTIONALCALL NO      OPTIONALCALL NO
PREPAY                 CPR 0.00           CPR 10.00            CPR 15.00            CPR 25.00            CPR 40.00
                    6 MONTH LIBOR       6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR        6 MONTH LIBOR
INDEX                  5.96484             5.96484              5.96484              5.96484              5.96484
                    1 MONTH LIBOR       1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR        1 MONTH LIBOR
                       5.68750             5.68750              5.68750              5.68750              5.68750
6/25/97                      100                100                  100                  100                  100
6/25/98                       96                 86                   81                   71                   56
6/25/99                       95                 76                   67                   51                   30
6/25/00                       95                 67                   56                   37                   19
6/25/01                       94                 60                   46                   27                   11
6/25/02                       94                 53                   38                   20                    7
6/25/03                       93                 47                   32                   15                    4
6/25/04                       92                 41                   27                   11                    2
6/25/05                       91                 36                   23                    8                    1
6/25/06                       91                 32                   19                    6                    0
6/25/07                       90                 29                   16                    4                    0
6/25/08                       88                 26                   14                    3                    0
6/25/09                       87                 23                   11                    2                    0
6/25/10                       86                 20                   10                    1                    0
6/25/11                       84                 18                    8                    1                    0
6/25/12                       82                 16                    7                    0                    0
6/25/13                       80                 14                    5                    0                    0
6/25/14                       77                 12                    4                    0                    0
6/25/15                       74                 10                    3                    0                    0
6/25/16                       71                  9                    2                    0                    0
6/25/17                       67                  8                    2                    0                    0
6/25/18                       63                  7                    1                    0                    0
6/25/19                       59                  5                    1                    0                    0
6/25/20                       53                  4                    0                    0                    0
6/25/21                       47                  3                    0                    0                    0
6/25/22                       40                  2                    0                    0                    0
6/25/23                       33                  1                    0                    0                    0
6/25/24                       25                  1                    0                    0                    0
6/25/25                       17                  0                    0                    0                    0
6/25/26                        7                  0                    0                    0                    0
1/25/27                        0                  0                    0                    0                    0
5/25/27                        0                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------
AVG LIFE.....              21.22               7.57                 5.27                 3.09                 1.78


CONDITION              GROUP == II
TRIGGER              OPTIONALCALL NO
PREPAY                 PPM 200.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
CONDITION                 OTHER
TRIGGER              OPTIONALCALL NO
PREPAY                  CPR 50.00
                      6 MONTH LIBOR
INDEX                    5.96484
                      1 MONTH LIBOR
                         5.68750
6/25/97                       100
6/25/98                        46
6/25/99                        19
6/25/00                        11
6/25/01                         5
6/25/02                         2
6/25/03                         1
6/25/04                         0
6/25/05                         0
6/25/06                         0
6/26/07                         0
6/25/08                         0
6/25/09                         0
6/25/10                         0
6/25/11                         0
4/25/12                         0
6/25/12                         0
6/25/13                         0
6/25/14                         0
6/25/15                         0
6/25/16                         0
6/25/17                         0
6/25/18                         0
6/25/19                         0
6/25/20                         0
6/25/21                         0
6/25/22                         0
6/25/23                         0
6/25/24                         0
6/25/25                         0
6/25/26                         0
5/25/27                         0
-----------------------------------
AVG LIFE....                1.32